UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard Strategic Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Strategic Equity Fund	12.00%
MSCI US Small + Mid Cap 2200 Index	11.52
Mid-Cap Core Funds Average	9.28
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$32.02	$33.84	$0.354	$1.519

Chairman’s Letter

Dear Shareholder,

Although U.S. stocks produced solid returns for the six months ended March 31, 2015, their path upward was a choppy one. A strong U.S. dollar, the prospect of rising interest rates, and tepid growth abroad contributed to some retrenchment at times. But other factors buoyed stocks, including the improving labor market, growing consumer confidence, and the Federal Reserve’s patience in holding interest rates low.

Given the muted outlook for growth internationally, the domestic focus of many small- and mid-capitalization stocks helped them outperform the broad U.S. stock market. Vanguard Strategic Equity Fund returned 12.00% for the six months, outpacing the 11.52% return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and the 9.28% average return of its peer group.

Results by sector varied widely. Six of the ten market sectors produced double-digit returns for the fund, with health care and information technology taking the top spots. In contrast, energy posted a double-digit decline, and materials was in negative territory as well. The fund’s outperformance of its benchmark was driven by superior results in information technology and industrials, which helped offset some subpar results elsewhere, most notably in materials and consumer staples.

2

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months. Stocks bounced back after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Fed’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices
Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer
			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Strength in a few sectors offset disappointment in others
Vanguard Equity Investment Group, through its Quantitative Equity Group, serves as the advisor for the fund. It uses a proprietary computer model to sift through vast amounts of quantitative data on small- and mid-cap stocks. The aim is to single out quality stocks with high growth potential and attractive valuation that, when put together in a portfolio, don’t differ much from the MSCI US Small + Mid Cap 2200 Index in terms of risk. It’s a rigorous exercise: The fund held fewer than one-quarter of the stocks in its benchmark during the half year.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.27%	1.19%
The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mid-Cap Core Funds.

4

Health care turned in the strongest sector performance for the benchmark, returning more than 30%. Merger and acquisition activity ran high as many biotechnology and pharmaceutical companies looked for opportunities to grow faster and become more efficient. New drugs moving closer to market also fueled investor interest. The fund’s strong returns in managed health care and life science stocks made up for poorer results in biotech. As a result, the fund finished a little ahead of its benchmark in this sector.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

5

At the other end of the performance spectrum, energy stocks in the benchmark declined by roughly 25%. Here, the fund’s performance was more or less even with that of the benchmark. Its lean allocation to oil and gas stocks, which were hurt by the sharp fall in the price of crude oil, contributed positively, but its positions in energy equipment and services companies detracted.

Where the fund did significantly outpace its benchmark was in information technology and industrials. The advisor’s company-by-company screening process resulted in the fund’s holding a narrow slice of technology stocks, among them a handful of semiconductor and software holdings that turned in strong performances.

In industrials, the airline segment has been benefiting from consolidation among carriers, better pricing power, and lower fuel costs. The segment as a whole performed very well in the benchmark, and the fund’s more limited holdings did even better. The advisor’s holdings among aerospace and defense stocks also helped results.

In materials and consumer staples, however, the fund’s returns lagged those of its benchmark. The main detractors were among steel and aluminum producers and chemical companies in materials, and food and beverage stocks in consumer staples.

More information about the advisor’s management of the fund can be found in the Advisor’s Report that follows this letter.

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington

6

Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. This strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2015

Advisor’s Report

For the fiscal half year ended March 31, 2015, Vanguard Strategic Equity Fund returned 12.00%, outperforming its benchmark by 48 basis points (a basis point is one-hundredth of a percentage point). Overall, equities continued to produce strong returns. The broad U.S. equity market was up about 7%. Returns of small-capitalization stocks were roughly double those of large-caps, and growth-oriented stocks outpaced value stocks by a wide margin. Globally, the U.S. equity market generated the lion’s share of returns as countries outside the United States were down slightly. Emerging markets in particular continued to underperform.

Performance within the benchmark was generally strong for all sectors except energy. Results were best in health care, consumer discretionary, and consumer staples. Although returns for utilities, telecommunication services, and materials stocks were positive, they underperformed; returns for energy stocks were negative.

The U.S. economy continued to build on its positive momentum. Fourth-quarter GDP growth came in at an annual rate of 2.2%—down from 5% in the third quarter but still encouraging. Although job growth slowed in March, the unemployment rate has declined to 5.5% and the country appears to be approaching full employment.

However, the past six months have not been without challenges. The harsh winter in many parts of the country is believed to have hurt first-quarter growth, and tepid sales have boosted wholesale inventory levels, leaving little motivation to restock warehouses. Uncertainty remains about when, and to what extent, the Federal Reserve will begin raising interest rates. Additionally, the strength of the U.S. dollar has increased the price of exports by as much as 20%, challenging revenue and profit results of multinationals.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all the stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on five key themes: (1) high quality—healthy balance sheets and consistent cash flow generation; (2) effective use of capital—sound investment policies that prefer internal to external funding; (3) consistent earnings growth—a demonstrated ability to increase earnings year after year; (4) strong market sentiment—market confirmation of our view; and (5) reasonable valuation—avoidance of overpriced stocks.

Using these themes, we generate a composite expected return for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio,

8

based on those scores, and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

For the half year, our growth, sentiment, quality, and valuation models were positive contributors to performance. Our management decisions model, however, did not perform as expected. As a result, the model’s effectiveness over the period across sectors was mixed. We had positive stock selection results in five of the ten sectors. Our strongest results were in information technology and industrials, and the weakest were in consumer staples and materials.

At the individual stock level, the largest contributors came from overweight positions in Electronic Arts, Centene, and Qorvo. In addition, compared with the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as NetApp and Genworth Financial.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Trinity Industries, Greenbrier Companies, and United Rentals detracted from results. Underweighting Pharmacyclics and Avago Technologies—companies that were not positively identified by the fundamentals in our model—hurt overall relative performance.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described above will benefit investors over the long term, while recognizing that risk can reward or punish us in the near term. We believe that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 21, 2015

9

Strategic Equity Fund

Fund Profile
As of March 31, 2015

Portfolio Characteristics
		MSCI US	DJ
		Small +	U.S. Total
		Mid Cap	Market
	Fund	2200 Index	FA Index
Number of Stocks	440	2,167	3,757
Median Market Cap	$5.0B	$6.4B	$46.5B
Price/Earnings Ratio	17.8x	27.2x	21.4x
Price/Book Ratio	2.8x	2.6x	2.8x
Return on Equity	13.2%	13.7%	17.5%
Earnings Growth
Rate	15.8%	13.7%	13.5%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	1.0%	0.0%	0.0%
Turnover Rate
(Annualized)	68%	—	—
		—	—
Ticker Symbol	VSEQX
Expense Ratio[1]	0.27%	—	—
30-Day SEC Yield	1.23%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	FA Index
Consumer
Discretionary	16.9%	16.3%	13.4%
Consumer Staples	5.4	4.7	8.4
Energy	5.0	5.3	7.3
Financials	20.2	20.3	17.6
Health Care	12.2	11.9	14.6
Industrials	13.5	14.0	11.1
Information
Technology	15.5	16.1	19.0
Materials	5.7	5.8	3.5
Telecommunication
Services	1.0	0.9	2.0
Utilities	4.6	4.7	3.1

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.96	0.90
Beta	0.98	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Electronic Arts Inc.	Home Entertainment
	Software	1.1%
Edwards Lifesciences	Health Care
Corp.	Equipment	1.0
Qorvo Inc.	Semiconductors	1.0
Tesoro Corp.	Oil & Gas Refining &
	Marketing	1.0
Centene Corp.	Managed Health
	Care	0.9
AmerisourceBergen	Health Care
Corp.	Distributors	0.9
Bunge Ltd.	Agricultural Products	0.9
Spirit AeroSystems	Aerospace &
Holdings Inc.	Defense	0.9
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	0.9
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.9
Top Ten		9.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratio was 0.25%.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	14.29%	18.19%	9.06%

See Financial Highlights for dividend and capital gains information.

11

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (16.8%)
	Hanesbrands Inc.	1,702,800	57,061
*	Skechers U.S.A. Inc.
	Class A	759,600	54,623
	Best Buy Co. Inc.	1,440,800	54,448
*	Murphy USA Inc.	691,800	50,066
*	O’Reilly Automotive Inc.	229,400	49,605
	Big Lots Inc.	993,000	47,694
	Dillard’s Inc. Class A	337,170	46,027
	Cablevision Systems Corp.
	Class A	2,405,200	44,015
	Domino’s Pizza Inc.	435,820	43,822
	Brinker International Inc.	684,950	42,166
*	Live Nation
	Entertainment Inc.	1,173,100	29,597
^	Outerwall Inc.	434,390	28,722
*	Starz	810,400	27,886
	Jack in the Box Inc.	275,000	26,378
*	Iconix Brand Group Inc.	703,600	23,690
	Cooper Tire & Rubber Co.	542,200	23,228
	Royal Caribbean
	Cruises Ltd.	271,900	22,255
*	Visteon Corp.	225,900	21,777
	Expedia Inc.	223,100	21,000
	Wyndham
	Worldwide Corp.	226,100	20,455
*	Madison Square
	Garden Co. Class A	225,800	19,114
	Whirlpool Corp.	90,900	18,367
	Dana Holding Corp.	822,300	17,400
	Buckle Inc.	315,100	16,098
	Nutrisystem Inc.	743,200	14,849
	Marriott Vacations
	Worldwide Corp.	178,400	14,459
*	Strayer Education Inc.	262,400	14,015
*	NVR Inc.	10,200	13,552
	Lear Corp.	116,400	12,899

			Market
			Value
		Shares	($000)
	H&R Block Inc.	382,100	12,254
*	Barnes & Noble Inc.	508,300	12,072
	Carter’s Inc.	128,800	11,910
	Brown Shoe Co. Inc.	358,800	11,769
*	BJ’s Restaurants Inc.	222,100	11,205
*	Grand Canyon
	Education Inc.	256,000	11,085
*	Tower International Inc.	368,200	9,794
*	Burlington Stores Inc.	149,600	8,889
*	American Axle &
	Manufacturing
	Holdings Inc.	341,700	8,826
*	Fossil Group Inc.	85,100	7,017
*	News Corp. Class B	433,800	6,884
	Cato Corp. Class A	167,600	6,637
*	Vince Holding Corp.	236,900	4,395
	Hasbro Inc.	69,200	4,376
	Tupperware Brands Corp.	62,200	4,293
	Columbia Sportswear Co.	67,200	4,093
	Starwood Hotels &
	Resorts Worldwide Inc.	48,000	4,008
	Leggett & Platt Inc.	85,700	3,950
	PVH Corp.	36,100	3,847
*	Universal Electronics Inc.	67,700	3,821
*	Denny’s Corp.	331,700	3,781
	Foot Locker Inc.	55,000	3,465
	Harman International
	Industries Inc.	22,300	2,980
*	lululemon athletica Inc.	46,200	2,958
*	Deckers Outdoor Corp.	34,000	2,478
*	G-III Apparel Group Ltd.	11,200	1,262
*	Liberty Interactive Corp.
	Class A	40,200	1,173
*	FTD Cos. Inc.	37,100	1,111
*	Kirkland’s Inc.	40,300	957
*	Unifi Inc.	12,800	462
*	Ruby Tuesday Inc.	76,400	459
	Clear Channel Outdoor
	Holdings Inc. Class A	43,800	443

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	1-800-Flowers.com Inc.
	Class A	27,800	329
	Carriage Services Inc.
	Class A	9,600	229
			1,048,480
Consumer Staples (5.4%)
	Bunge Ltd.	703,000	57,899
^	Sanderson Farms Inc.	595,400	47,424
^	Pilgrim’s Pride Corp.	1,910,300	43,154
*	Rite Aid Corp.	4,117,700	35,783
	Clorox Co.	234,800	25,920
*	Monster Beverage Corp.	179,600	24,856
*	SUPERVALU Inc.	1,993,700	23,187
	Pinnacle Foods Inc.	537,600	21,939
	Cal-Maine Foods Inc.	367,300	14,347
	ConAgra Foods Inc.	218,900	7,996
	Dr Pepper Snapple
	Group Inc.	100,000	7,848
*	USANA Health
	Sciences Inc.	70,000	7,778
	Lancaster Colony Corp.	71,419	6,797
	Ingles Markets Inc. Class A	73,000	3,612
	Energizer Holdings Inc.	20,000	2,761
	Fresh Del Monte
	Produce Inc.	66,500	2,587
	Ingredion Inc.	32,700	2,545
*	Medifast Inc.	25,500	764
	Village Super Market Inc.
	Class A	6,400	201
			337,398
Energy (5.0%)
	Tesoro Corp.	656,600	59,941
	Green Plains Inc.	1,570,400	44,835
	Core Laboratories NV	280,400	29,299
*	Oil States International Inc.	679,022	27,005
*	Newfield Exploration Co.	558,700	19,605
	Nabors Industries Ltd.	1,424,200	19,440
	Plains GP Holdings LP
	Class A	668,800	18,974
	SM Energy Co.	318,800	16,475
	Targa Resources Corp.	128,100	12,271
*	Kosmos Energy Ltd.	1,375,400	10,879
	Western Refining Inc.	187,300	9,251
	Alon USA Energy Inc.	440,700	7,302
	Bristow Group Inc.	77,200	4,203
*	SEACOR Holdings Inc.	57,700	4,020
	ONEOK Inc.	82,000	3,956
	World Fuel Services Corp.	60,500	3,477
*	Southwestern Energy Co.	145,800	3,381
^	Paragon Offshore plc	2,535,500	3,296
*	Pioneer Energy
	Services Corp.	575,800	3,121
*	WPX Energy Inc.	258,700	2,828

			Market
			Value
		Shares	($000)
	Energen Corp.	40,000	2,640
*	Clayton Williams
	Energy Inc.	34,600	1,752
*	Newpark Resources Inc.	157,600	1,436
*	Helix Energy Solutions
	Group Inc.	89,700	1,342
*	Gran Tierra Energy Inc.	466,700	1,274
*	VAALCO Energy Inc.	150,300	368
			312,371
Financials (20.1%)
	Voya Financial Inc.	1,269,900	54,745
	CIT Group Inc.	1,213,100	54,735
	Everest Re Group Ltd.	307,500	53,505
	Huntington
	Bancshares Inc.	4,182,800	46,220
	RenaissanceRe
	Holdings Ltd.	418,700	41,757
	AmTrust Financial
	Services Inc.	707,300	40,305
	PartnerRe Ltd.	313,100	35,797
	Navient Corp.	1,692,900	34,417
	Radian Group Inc.	1,636,200	27,472
	KeyCorp	1,863,730	26,390
*	World Acceptance Corp.	347,619	25,348
	Aspen Insurance
	Holdings Ltd.	533,500	25,197
	Host Hotels &
	Resorts Inc.	1,199,900	24,214
*	PRA Group Inc.	407,300	22,125
	Hospitality
	Properties Trust	643,000	21,213
	Extra Space Storage Inc.	313,540	21,186
*	MGIC Investment Corp.	2,165,200	20,851
	Apartment Investment
	& Management Co.	519,000	20,428
	Kimco Realty Corp.	759,500	20,393
	Corrections Corp.
	of America	478,732	19,274
	Ryman Hospitality
	Properties Inc.	313,000	19,065
	Weingarten Realty
	Investors	528,900	19,030
	GEO Group Inc.	435,000	19,027
	Omega Healthcare
	Investors Inc.	460,000	18,662
	Retail Properties
	of America Inc.	1,085,100	17,394
	Axis Capital Holdings Ltd.	328,400	16,939
*	Credit Acceptance Corp.	85,661	16,704
	Regions Financial Corp.	1,766,200	16,691
*	Strategic Hotels
	& Resorts Inc.	1,336,000	16,606
	EPR Properties	275,900	16,562
	Associated Banc-Corp	854,300	15,890

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	DuPont Fabros
	Technology Inc.	484,000	15,817
	RLJ Lodging Trust	472,700	14,800
	Regency Centers Corp.	202,700	13,792
*	Springleaf Holdings Inc.	264,800	13,709
	Sovran Self Storage Inc.	145,900	13,706
	Reinsurance Group of
	America Inc. Class A	143,920	13,412
	Allied World Assurance Co.
	Holdings AG	330,200	13,340
	Pennsylvania REIT	560,800	13,027
	Ashford Hospitality
	Trust Inc.	1,321,500	12,713
	Brandywine Realty Trust	757,032	12,097
	Columbia Property
	Trust Inc.	436,100	11,783
	Comerica Inc.	236,200	10,660
^	Lexington Realty Trust	1,072,800	10,546
	Equity LifeStyle
	Properties Inc.	189,300	10,402
	CoreSite Realty Corp.	209,300	10,189
	BioMed Realty Trust Inc.	434,800	9,853
	PrivateBancorp Inc.	275,800	9,700
	Summit Hotel
	Properties Inc.	639,800	9,002
	UDR Inc.	260,900	8,878
*	Investment Technology
	Group Inc.	273,800	8,299
	Nelnet Inc. Class A	170,912	8,088
	Hersha Hospitality Trust
	Class A	1,224,400	7,922
	CBL & Associates
	Properties Inc.	397,000	7,861
	Washington Federal Inc.	334,700	7,298
	Healthcare Trust of
	America Inc. Class A	258,400	7,199
	National Retail
	Properties Inc.	171,500	7,026
	Inland Real Estate Corp.	638,500	6,826
	Validus Holdings Ltd.	157,500	6,631
	Lamar Advertising Co.
	Class A	110,600	6,555
	Montpelier Re
	Holdings Ltd.	168,249	6,467
	RAIT Financial Trust	899,300	6,169
	Camden Property Trust	78,000	6,094
	Taubman Centers Inc.	74,800	5,769
	Chambers Street
	Properties	718,300	5,660
*	Piper Jaffray Cos.	102,200	5,361
	Alexandria Real Estate
	Equities Inc.	53,900	5,284
	Cathay General Bancorp	185,510	5,278
	HCI Group Inc.	103,400	4,743

			Market
			Value
		Shares	($000)
	Government Properties
	Income Trust	193,400	4,419
	LaSalle Hotel Properties	108,700	4,224
	Highwoods Properties Inc.	87,100	3,987
	Home Properties Inc.	55,500	3,846
	CyrusOne Inc.	122,100	3,800
	National Health
	Investors Inc.	47,300	3,359
*	Western Alliance Bancorp	106,900	3,169
	Astoria Financial Corp.	236,400	3,061
	Chesapeake Lodging Trust	89,400	3,024
*	Walker & Dunlop Inc.	156,100	2,768
	Ramco-Gershenson
	Properties Trust	148,300	2,758
	Capitol Federal
	Financial Inc.	204,200	2,552
	First Horizon National Corp.	176,300	2,519
	Apollo Residential
	Mortgage Inc.	153,400	2,447
	Rayonier Inc.	90,500	2,440
	Brixmor Property Group Inc.	83,600	2,220
	International
	Bancshares Corp.	63,900	1,663
	HCC Insurance
	Holdings Inc.	29,000	1,643
	Medical Properties
	Trust Inc.	103,200	1,521
*	Cowen Group Inc. Class A	288,100	1,498
	Acadia Realty Trust	38,300	1,336
	Northfield Bancorp Inc.	86,100	1,276
	WSFS Financial Corp.	15,100	1,142
	Whitestone REIT	67,000	1,064
	CareTrust REIT Inc.	77,627	1,053
*	Beneficial Bancorp Inc.	90,631	1,023
	Universal Health Realty
	Income Trust	15,100	849
	State Bank Financial Corp.	38,500	808
*	Capital Bank Financial Corp.	28,100	776
	First Commonwealth
	Financial Corp.	85,900	773
	Great Southern Bancorp Inc.	17,000	670
	Digital Realty Trust Inc.	9,700	640
*	First NBC Bank Holding Co.	19,100	630
	Flushing Financial Corp.	25,600	514
	S&T Bancorp Inc.	15,600	443
	Stock Yards Bancorp Inc.	12,800	441
	First Busey Corp.	64,700	433
	Lakeland Financial Corp.	10,300	418
	First Community
	Bancshares Inc.	18,200	319
	1st Source Corp.	8,400	270
	CoBiz Financial Inc.	18,500	228
	One Liberty Properties Inc.	9,100	222
	First Bancorp	11,100	195

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Federal Agricultural
	Mortgage Corp.	6,100	172
	MainSource Financial
	Group Inc.	8,400	165
	German American
	Bancorp Inc.	4,700	138
	Saul Centers Inc.	2,100	120
	Univest Corp. of
	Pennsylvania	5,100	101
			1,253,235
Health Care (12.2%)
*	Edwards Lifesciences
	Corp.	435,300	62,013
*	Centene Corp.	837,900	59,231
	AmerisourceBergen
	Corp. Class A	512,900	58,301
	Omnicare Inc.	699,700	53,919
*	Quintiles Transnational
	Holdings Inc.	801,700	53,690
*	Charles River Laboratories
	International Inc.	645,600	51,190
*	PAREXEL International
	Corp.	702,100	48,438
	CR Bard Inc.	281,600	47,126
*	Depomed Inc.	1,580,000	35,408
*	United Therapeutics Corp.	142,600	24,589
	ResMed Inc.	311,583	22,365
*,^	Merrimack
	Pharmaceuticals Inc.	1,616,400	19,203
*	Affymetrix Inc.	1,512,300	18,994
*	Hologic Inc.	506,700	16,734
*	Isis Pharmaceuticals Inc.	240,900	15,338
*	Health Net Inc.	236,500	14,306
	Chemed Corp.	116,300	13,886
*	Infinity
	Pharmaceuticals Inc.	992,300	13,872
*	Hospira Inc.	148,100	13,009
*	VCA Inc.	236,900	12,987
	PDL BioPharma Inc.	1,739,100	12,234
*	ABIOMED Inc.	152,800	10,937
*,^	Sequenom Inc.	2,683,000	10,598
*	Medivation Inc.	72,000	9,293
*	Natus Medical Inc.	209,700	8,277
	Universal Health
	Services Inc. Class B	63,500	7,475
*	Lannett Co. Inc.	103,900	7,035
*	Bruker Corp.	323,400	5,973
*	Mettler-Toledo
	International Inc.	16,300	5,357
	Ensign Group Inc.	107,300	5,028
*	Henry Schein Inc.	34,000	4,747
	West Pharmaceutical
	Services Inc.	56,500	3,402

			Market
			Value
		Shares	($000)
	Phibro Animal Health
	Corp. Class A	87,200	3,088
*	SciClone
	Pharmaceuticals Inc.	237,000	2,100
*	Impax Laboratories Inc.	43,500	2,039
*	Greatbatch Inc.	34,300	1,984
*	Laboratory Corp.
	of America Holdings	14,074	1,775
*	Sagent Pharmaceuticals Inc.	73,500	1,709
*	Surgical Care Affiliates Inc.	14,200	487
*	SurModics Inc.	12,900	336
*	Orthofix International NV	9,300	334
*	Amphastar
	Pharmaceuticals Inc.	20,700	310
*	Triple-S Management
	Corp. Class B	15,200	302
			759,419
Industrials (13.5%)
*	Spirit AeroSystems
	Holdings Inc. Class A	1,094,000	57,118
	Huntington Ingalls
	Industries Inc.	393,500	55,149
	Cintas Corp.	670,600	54,741
*	JetBlue Airways Corp.	2,806,000	54,016
*	United Rentals Inc.	582,400	53,092
	Trinity Industries Inc.	1,481,500	52,608
^	Greenbrier Cos. Inc.	825,500	47,879
	Pitney Bowes Inc.	1,893,000	44,145
	Southwest Airlines Co.	955,500	42,329
	Alaska Air Group Inc.	638,980	42,288
	AO Smith Corp.	568,200	37,308
*	Meritor Inc.	1,903,700	24,006
	Deluxe Corp.	281,613	19,510
	L-3 Communications
	Holdings Inc.	154,100	19,384
	Masco Corp.	626,900	16,738
*	Hawaiian Holdings Inc.	732,900	16,142
	Rockwell Collins Inc.	152,700	14,743
	Pall Corp.	111,500	11,194
*	Orbital ATK Inc.	134,900	10,337
	SPX Corp.	114,700	9,738
	Stanley Black & Decker Inc.	93,000	8,869
	ManpowerGroup Inc.	98,300	8,469
*	Enphase Energy Inc.	639,976	8,441
	Carlisle Cos. Inc.	74,300	6,882
	Korn/Ferry International	206,700	6,794
	Hyster-Yale Materials
	Handling Inc.	89,500	6,559
	GATX Corp.	111,200	6,447
	Standex International Corp.	78,050	6,410
*	Teledyne Technologies Inc.	59,500	6,350
	IDEX Corp.	72,900	5,528
	Robert Half
	International Inc.	84,000	5,084

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	United Continental
	Holdings Inc.	74,080	4,982
	Douglas Dynamics Inc.	206,600	4,719
	Toro Co.	66,200	4,642
	Cubic Corp.	80,800	4,183
	AMERCO	12,440	4,110
	Aircastle Ltd.	179,000	4,020
*	Blount International Inc.	311,200	4,008
	Corporate Executive
	Board Co.	49,800	3,977
	Steelcase Inc. Class A	202,600	3,837
	Allegion plc	56,400	3,450
	ITT Corp.	85,800	3,424
	KAR Auction Services Inc.	87,200	3,308
	Allison Transmission
	Holdings Inc.	100,000	3,194
	G&K Services Inc. Class A	43,100	3,126
	ArcBest Corp.	81,700	3,096
	Acuity Brands Inc.	12,500	2,102
*	American Woodmark Corp.	36,100	1,976
	Argan Inc.	50,902	1,841
	Quanex Building
	Products Corp.	91,900	1,814
	KBR Inc.	120,000	1,738
	ESCO Technologies Inc.	43,900	1,711
	Harsco Corp.	89,100	1,538
	HNI Corp.	27,700	1,528
	Briggs & Stratton Corp.	66,500	1,366
*	Aerovironment Inc.	48,600	1,288
*	Moog Inc. Class A	15,500	1,163
*	Engility Holdings Inc.	36,000	1,081
	Griffon Corp.	54,500	950
	Federal Signal Corp.	51,300	810
	Heidrick & Struggles
	International Inc.	30,700	755
	Hillenbrand Inc.	16,100	497
*	Wabash National Corp.	29,600	417
	Insteel Industries Inc.	12,700	275
*	Northwest Pipe Co.	8,400	193
	Global Brass & Copper
	Holdings Inc.	7,100	110
			839,527
Information Technology (15.5%)
*	Electronic Arts Inc.	1,145,000	67,343
*	Qorvo Inc.	752,862	60,003
	Computer Sciences Corp.	827,800	54,039
*	Gartner Inc.	610,091	51,156
*	Manhattan Associates Inc.	994,800	50,347
*	Aspen Technology Inc.	1,273,700	49,025
	Booz Allen Hamilton
	Holding Corp. Class A	1,644,800	47,600
	Lexmark International
	Inc. Class A	1,048,400	44,389
*	ARRIS Group Inc.	1,486,400	42,949

			Market
			Value
		Shares	($000)
	CDW Corp.	1,107,000	41,225
*,^	Advanced Micro
	Devices Inc.	11,760,635	31,518
	DST Systems Inc.	253,270	28,039
	Heartland Payment
	Systems Inc.	578,800	27,117
	Skyworks Solutions Inc.	245,000	24,081
	MAXIMUS Inc.	359,480	23,999
	Broadridge Financial
	Solutions Inc.	433,100	23,825
	Jack Henry &
	Associates Inc.	329,300	23,015
	Harris Corp.	236,900	18,658
	Marvell Technology
	Group Ltd.	1,123,400	16,514
*	Take-Two Interactive
	Software Inc.	593,000	15,095
*	Anixter International Inc.	195,108	14,854
*	Fiserv Inc.	174,000	13,816
*	Cirrus Logic Inc.	369,500	12,290
	Brocade Communications
	Systems Inc.	1,031,700	12,241
	NVIDIA Corp.	578,500	12,105
	Avnet Inc.	269,100	11,975
*	Tech Data Corp.	198,900	11,490
	SYNNEX Corp.	146,074	11,284
	Science Applications
	International Corp.	219,500	11,271
	Lam Research Corp.	158,200	11,111
*	MicroStrategy Inc.
	Class A	64,200	10,862
	Cypress
	Semiconductor Corp.	749,300	10,573
*	Super Micro Computer Inc.	287,400	9,545
*	CommScope
	Holding Co. Inc.	238,221	6,799
*	Blackhawk Network
	Holdings Inc.	181,300	6,485
	EarthLink Holdings Corp.	1,459,200	6,479
*	Flextronics
	International Ltd.	363,000	4,601
*	Cimpress NV	50,000	4,219
*	Freescale
	Semiconductor Ltd.	103,400	4,215
*,^	VASCO Data Security
	International Inc.	190,700	4,108
*	Ciena Corp.	209,600	4,047
	Jabil Circuit Inc.	161,100	3,766
*	Blackhawk Network
	Holdings Inc. Class B	104,836	3,727
*	Sanmina Corp.	122,200	2,956
	Blackbaud Inc.	57,200	2,710
*	CACI International Inc.
	Class A	22,900	2,059

16

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Sykes Enterprises Inc.	76,000	1,889
*	Global Cash Access
	Holdings Inc.	240,300	1,831
	Diebold Inc.	48,300	1,713
*	OmniVision
	Technologies Inc.	60,900	1,606
	CSG Systems
	International Inc.	51,600	1,568
*	ePlus Inc.	17,500	1,521
*	Angie’s List Inc.	238,600	1,401
*	Itron Inc.	29,300	1,070
*	Progress Software Corp.	34,900	948
*	Fairchild Semiconductor
	International Inc. Class A	44,100	802
*	Quantum Corp.	487,000	779
	TeleTech Holdings Inc.	20,500	522
*	Rambus Inc.	39,000	490
	PC Connection Inc.	7,700	201
			965,866
Materials (5.6%)
	CF Industries
	Holdings Inc.	191,000	54,183
	United States Steel Corp.	2,178,600	53,158
	Alcoa Inc.	3,884,983	50,194
	Ball Corp.	573,700	40,526
*	Century Aluminum Co.	2,343,894	32,346
	Avery Dennison Corp.	570,100	30,164
*	Berry Plastics Group Inc.	653,189	23,639
	Bemis Co. Inc.	270,300	12,518
*	Stillwater Mining Co.	950,600	12,282
	Graphic Packaging
	Holding Co.	636,819	9,259
	Neenah Paper Inc.	117,200	7,330
*	Mercer International Inc.	319,700	4,910
	Valspar Corp.	52,100	4,378
	International Flavors
	& Fragrances Inc.	36,600	4,297
	NewMarket Corp.	8,922	4,263
*	Ferro Corp.	242,000	3,037
	Calgon Carbon Corp.	129,200	2,722
	Sonoco Products Co.	46,700	2,123
	Innophos Holdings Inc.	9,600	541
	United States Lime
	& Minerals Inc.	1,600	103
			351,973
Telecommunication Services (1.0%)
	Frontier
	Communications Corp.	4,651,600	32,794
*	Level 3
	Communications Inc.	404,800	21,794

		Market
		Value
	Shares	($000)
Inteliquent Inc.	192,600	3,032
* Cincinnati Bell Inc.	300,700	1,061
* General Communication
Inc. Class A	66,500	1,048
		59,729
Utilities (4.6%)
Entergy Corp.	638,300	49,462
Vectren Corp.	728,200	32,143
WGL Holdings Inc.	519,100	29,277
AES Corp.	2,198,800	28,255
Portland General
Electric Co.	735,400	27,276
DTE Energy Co.	247,200	19,946
New Jersey
Resources Corp.	625,400	19,425
UGI Corp.	557,350	18,164
Pinnacle West Capital Corp.	206,900	13,190
PNM Resources Inc.	387,735	11,322
Ameren Corp.	256,900	10,841
American States Water Co.	175,700	7,009
Atmos Energy Corp.	121,200	6,702
Great Plains Energy Inc.	152,000	4,055
IDACORP Inc.	52,600	3,307
Westar Energy Inc. Class A	84,700	3,283
Avista Corp.	72,000	2,461
Unitil Corp.	27,600	960
Northwest Natural Gas Co.	15,400	738
California Water
Service Group	11,900	292
Connecticut Water
Service Inc.	5,200	189
		288,297
Total Common Stocks
(Cost $4,927,355)		6,216,295
Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.6%)
[2,3] Vanguard Market
Liquidity Fund,
0.128%	99,043,000	99,043

17

Strategic Equity Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Fannie Mae Discount
Notes, 0.170%, 6/17/15	1,500	1,500
Total Temporary Cash Investments
(Cost $100,543)		100,543
Total Investments (101.3%)
(Cost $5,027,898)		6,316,838
Other Assets and Liabilities (-1.3%)
Other Assets		40,984
Liabilities[3]		(121,346)
		(80,362)
Net Assets (100%)
Applicable to 184,314,169 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		6,236,476
Net Asset Value Per Share		$33.84

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,677,369
Undistributed Net Investment Income	15,341
Accumulated Net Realized Gains	254,719
Unrealized Appreciation (Depreciation)
Investment Securities	1,288,940
Futures Contracts	107
Net Assets	6,236,476

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $52,813,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $56,099,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends	46,793
Interest[1]	26
Securities Lending	1,747
Total Income	48,566
Expenses
The Vanguard Group—Note B
Investment Advisory Services	742
Management and Administrative	5,993
Marketing and Distribution	456
Custodian Fees	36
Shareholders’ Reports	16
Trustees’ Fees and Expenses	3
Total Expenses	7,246
Net Investment Income	41,320
Realized Net Gain (Loss)
Investment Securities Sold	304,896
Futures Contracts	1,990
Realized Net Gain (Loss)	306,886
Change in Unrealized Appreciation (Depreciation)
Investment Securities	305,069
Futures Contracts	836
Change in Unrealized Appreciation (Depreciation)	305,905
Net Increase (Decrease) in Net Assets Resulting from Operations	654,111
1 Interest income from an affiliated company of the fund was $26,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,320	59,506
Realized Net Gain (Loss)	306,886	731,563
Change in Unrealized Appreciation (Depreciation)	305,905	6,972
Net Increase (Decrease) in Net Assets Resulting from Operations	654,111	798,041
Distributions
Net Investment Income	(60,071)	(56,549)
Realized Capital Gain	(257,764)	—
Total Distributions	(317,835)	(56,549)
Capital Share Transactions
Issued	556,366	895,563
Issued in Lieu of Cash Distributions	301,091	52,365
Redeemed	(349,407)	(536,280)
Net Increase (Decrease) from Capital Share Transactions	508,050	411,648
Total Increase (Decrease)	844,326	1,153,140
Net Assets
Beginning of Period	5,392,150	4,239,010
End of Period[1]	6,236,476	5,392,150
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,341,000 and $34,092,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$32.02	$27.34	$21.02	$16.30	$16.30	$14.52
Investment Operations
Net Investment Income	. 235	. 361	. 426[1]	.249	.210	.221
Net Realized and Unrealized Gain (Loss)
on Investments	3.458	4.679	6.244	4.667	.017	1.759
Total from Investment Operations	3.693	5.040	6.670	4.916	.227	1.980
Distributions
Dividends from Net Investment Income	(. 354)	(. 360)	(. 350)	(.196)	(. 227)	(. 200)
Distributions from Realized Capital Gains	(1.519)	—	—	—	—	—
Total Distributions	(1.873)	(. 360)	(. 350)	(.196)	(. 227)	(. 200)
Net Asset Value, End of Period	$33.84	$32.02	$27.34	$21.02	$16.30	$16.30

Total Return[2]	12.00%	18.53%	32.23%	30.32%	1.23%	13.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,236	$5,392	$4,239	$3,254	$2,756	$3,103
Ratio of Total Expenses to
Average Net Assets	0.25%	0.27%	0.28%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.19%	1.75%[1]	1.25%	1.09%	1.37%
Portfolio Turnover Rate	68%	60%	64%	67%	73%	60%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc. in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

22

Strategic Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $557,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

Strategic Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,216,295	—	—
Temporary Cash Investments	99,043	1,500	—
Futures Contracts—Assets[1]	20	—	—
Futures Contracts—Liabilities[1]	(94)	—	—
Total	6,315,264	1,500	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	June 2015	64	9,727	57
E-mini Russell 2000 Index	June 2015	72	8,992	50
				107

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

24

Strategic Equity Fund

At March 31, 2015, the cost of investment securities for tax purposes was $5,027,898,000. Net unrealized appreciation of investment securities for tax purposes was $1,288,940,000, consisting of unrealized gains of $1,436,080,000 on securities that had risen in value since their purchase and $147,140,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $2,222,107,000 of investment securities and sold $1,980,164,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	17,031	29,053
Issued in Lieu of Cash Distributions	9,610	1,751
Redeemed	(10,735)	(17,464)
Net Increase (Decrease) in Shares Outstanding	15,906	13,340

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended March 31, 2015

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,120.02	$1.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.68	1.26
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052015

Semiannual Report | March 31, 2015

Vanguard Capital Opportunity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	11.28%
Admiral™ Shares	11.31
Russell Midcap Growth Index	11.53
Multi-Cap Growth Funds Average	8.85
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$51.42	$54.97	$0.308	$1.877
Admiral Shares	118.79	126.92	0.816	4.334

Chairman’s Letter

Dear Shareholder,

Although U.S. stocks of all sizes and styles logged positive returns for the six months ended March 31, 2015, results nonetheless varied significantly. Small-capitalization growth stocks were the leaders, large-cap value stocks performed moderately well, and the other segments fell in between.

Vanguard Capital Opportunity Fund, which invests primarily in mid- and large-cap growth stocks, produced strong results. Investor Shares returned 11.28% and Admiral Shares 11.31%, a bit behind the benchmark Russell Midcap Growth Index but more than 2 percentage points ahead of the average return of the fund’s peers.

Within the fund’s two dominant sectors, health care holdings drove returns over the period, but information technology was a trouble spot. Strong results from industrial stocks offset much of that weakness, and a minimal exposure to the struggling energy sector offered another boost.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring subsequent bouts of turmoil. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

2

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside of the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Bond prices received a boost from central bank stimulus
Bond prices also were supported by accommodative monetary policies from the world’s central banks and investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, although results faded later in the period as more bonds were issued.

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Health care stocks moved ahead, but technology selections suffered
Although its benchmark is the Russell Midcap Growth Index, the Capital Opportunity Fund isn’t neatly classified or characterized. The portfolio includes large-, mid- and small-cap stocks, and its focus on growth involves a noticeably contrarian tilt. PRIMECAP Management Company, the fund’s advisor, seeks stocks with solid long-term growth prospects that are undervalued by the market.

In the hands of its experienced and skilled portfolio managers, the fund’s flexible marching orders have resulted in a portfolio that looks much different from its benchmark. The advisor maintained exposure of more than 30% apiece, on average, to health care and technology over the period. Allocations to six of the remaining eight sectors collectively totaled about 6%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.47%	0.40%	1.28%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.46% for Investor Shares and 0.39% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Growth Funds.

4

The health care and technology industries, where innovation and patience are crucial to success, dovetail well with the advisor’s long-term investment strategy and thorough research process. When PRIMECAP Management invests in stocks of companies that meet its strict criteria, it generally does so for years, rather than months, at a time. If it believes a company is sound, its prospects bright, and its management team sharp, the advisor tends to hold on, even amid occasional detours through short-term underperformance.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

5

In the latest fiscal half year, health care was the fund’s largest contributor, adding more than 7 percentage points to return, more than twice that of any other sector. This outperformance was mostly a result of a large allocation to the sector and its biotechnology holdings. And it’s a tribute to PRIMECAP Management, which recently added James Marchetti to its roster of distinguished portfolio managers.

The biotechnology firms the advisor focused on cultivate rich drug pipelines that either are quite productive now or are expected to be in the years ahead. The anticipation of possible merger and acquisition activity also fueled returns. However, Capital Opportunity had weaker results in the pharmaceutical sector, where the stocks it owned didn’t measure up to those of the benchmark.

Technology, a frequent source of past success, disappointed, as the advisor’s holdings produced tepid returns of about 1%, compared with almost 14% for the benchmark. The fund’s choices among hardware and semiconductor stocks were at odds with the market.

Stock selection was strongest in industrials, where the fund’s holdings returned about 20%, more than double the sector’s return for the benchmark. Most of the strength came from airlines, where pricing advantages have benefited some larger firms and lower fuel prices have generally improved profitability.

Consumer discretionary stocks also lifted performance. Investments in automotive and internet retailers thrived, and holdings in the hotels and resorts area were mostly on target with consumer trends. The drop in oil prices pummeled the energy sector, but the advisor’s tiny allocation there provided an advantage.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Our commitment to balanced investing has roots reaching back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

6

Vanguard has followed all of these principles since its founding, and one of them—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on their portfolio’s risks and returns. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2015

7

Advisor’s Report

For the six months ended March 31, 2015, Vanguard Capital Opportunity Fund returned 11.28% for Investor Shares and 11.31% for Admiral Shares, trailing the 11.53% return of its benchmark, the unmanaged Russell Midcap Growth Index, while exceeding the 8.85% average return of its multi-capitalization growth fund competitors and the 5.93% return of the unmanaged S&P 500 Index. Relative to the S&P 500 Index, favorable sector allocations and positive stock selection contributed roughly equally to the fund’s outperformance.

The investment environment
Over the six months, U.S. equities continued to appreciate, with the S&P 500 Index reaching a new high during the first quarter of 2015. Small-capitalization stocks, as measured by the Russell 2000 Index, widely outperformed large-capitalization stocks, as measured by the Russell 1000 Index. Within each index, stocks with higher price/earnings ratios and higher forecasted growth rates outperformed stocks with lower P/E ratios and lower forecasted growth rates.

The U.S. economy continued to expand, as real gross domestic product (GDP) grew 5.0% in the third quarter of 2014 and 2.2% in the fourth. The labor market improved further, with the unemployment rate declining over the period to 5.5%, the lowest level since May 2008. Inflation remained low, in part because of falling energy prices; the gasoline component of the Consumer Price Index declined 33% from February 2014 to February 2015.

Lower gasoline prices contributed to improving consumer confidence and a higher savings rate over the past several months.

The U.S. dollar strengthened, notably against the euro, which declined from $1.26 on September 30 to $1.08 on March 31 as the European Central Bank began purchasing sovereign bonds. The strong dollar hurts U.S. exporters, including many of the fund’s information technology companies, by increasing the cost of their dollar-denominated products and services sold in countries whose currencies have depreciated relative to the dollar or by reducing the dollar value of their products and services sold in foreign currencies.

The Federal Reserve concluded its asset purchase program in October. In March, 15 of 17 participants in the Fed’s policymaking Federal Open Market Committee indicated that it would be appropriate to begin increasing the target range for the federal funds rate, currently at 0–0.25%, in 2015.

On the geopolitical front, in early April the United States and five other world powers reached a controversial preliminary deal with Iran to limit its nuclear program in exchange for lifting economic sanctions. The Middle East remained mired in conflict, with ongoing civil wars in Yemen, Syria, and Iraq. In Africa, one terrorist group, Boko Haram, massacred civilians in Nigeria, and another, Al-Shabaab, did the same in Kenya.

8

Outlook for U.S. equities
We are less optimistic about the outlook for U.S. equities than we have been in recent years, though we continue to find individual stocks that are attractively valued. We also believe that stocks are a more attractive investment than bonds at current prices. As of March 31, the S&P 500 was trading for approximately 17.3 times 2015 consensus estimated earnings per share of $120, a higher level than the average of the past 15 years. The index also appears more expensive on a price-to-sales multiple basis, because profit margins are near record highs.

Portfolio update and outlook
For the six-month period, the portfolio was overweighted in health care, information technology, and industrials. These sectors constituted 79% of the fund’s holdings on average (compared with about 45% of the benchmark’s) and contained the fund’s ten largest holdings at the period’s end.

The fund’s overweight position in health care, the top-contributing sector for the six months, and its underweight position in energy, the worst-performing, helped relative results. Favorable stock selection, particularly in health care and industrials, was partially offset by unfavorable stock selection in information technology. In health care, Pharmacyclics (+118%), BioMarin (+73%), Boston Scientific (+50%), Biogen (+28%), Medtronic (+28%), and Amgen (+15%) were the largest positive contributors.

Favorable stock selection in industrials was attributable to the fund’s airline holdings, notably JetBlue Airways (+81%), American Airlines (+49%), United Continental Holdings (+44%), Southwest Airlines (+32%), and Delta Air Lines (+25%). In information technology, losses in SanDisk (–35%), Micron (–21%), Trimble (–17%), NetApp (–17%), and Cree (–13%) were only partially offset by gains in Electronic Arts (+65%), Flextronics (+23%), Texas Instruments (+22%), and Altera (+21%). The fund’s underweight position in Apple (+25%) also hurt relative returns in the information technology sector.

Health care
We remain confident in the fundamental long-term outlook for the health care industry. Increasing worldwide demand for its products will be driven by demographic trends and by the industry’s ability to develop more effective therapies for a range of diseases and conditions. For example, Biogen, one of the fund’s largest holdings, recently reported positive data in an early-stage trial studying its Alzheimer’s disease treatment, rekindling researcher and investor enthusiasm over the potential of this class of drug. Eli Lilly, another top-ten holding, has a similar promising drug in late-stage clinical trials.

Another area of tremendous progress is in the treatment of hepatitis C virus liver infections. Five years ago, the standard treatment for this deadly disease consisted of a year-long regimen, including hard-to-tolerate weekly injections, and the resulting cure rate was about 50%. Recently, Gilead and Abbvie, which the fund did not hold during the period, received FDA approval

9

for their oral therapies, which can achieve cure rates of about 95% in as little as eight to 12 weeks, and further improvements are on the horizon.

Although our long-term outlook for health care is positive, it is tempered by increasing concerns about reimbursement and pricing for approved drugs and biologics. Payers recently have been able to extract higher-than-expected pricing concessions from Abbvie and Gilead as they competed for market share with their new drugs. This has resulted in investor concern that pricing pressure may similarly make its way into other therapeutic areas, such as diabetes, rheumatoid arthritis, and multiple sclerosis.

Ultimately, we feel that high-value therapies that are unique in the market and substantially improve patient outcomes will continue to garner favorable pricing from reimbursement authorities. As we think ahead to our stock positioning in health care, we will focus to an even greater extent on the more innovative biotechnology/pharmaceutical companies with the most distinctive pipelines. Given the uncertain pricing outlook, we feel that it might be harder for the large biotech and pharmaceutical groups to maintain their relative outperformance. Increasingly, we see more attractive opportunities in other health care areas, such as life science research tools and diagnostics.

Information technology
We continue to believe that many of the funds’ information technology holdings are attractively valued. The P/E multiple of the sector relative to that of the broader S&P 500 is near a multi decade low. The tech companies in the S&P 500 are also far better-capitalized than companies in other sectors. Many of the funds’ tech holdings have considerable percentages of their market capitalization in net cash on their balance sheets. Valuations for these holdings, which are already at reasonable multiples, are even more attractive when their net cash balances are considered.

A fundamental technology shift occurring today is the transition from client-server to internet-based, or cloud, architectures, which allow users to rent software applications and computing resources and consume them as services over the internet. This model is more flexible than the traditional model of purchasing perpetual or term-based licenses to software applications and running these applications on local servers. We believe that Microsoft and Intel, which are nearly synonymous with the client-server era of computing, are good examples of companies that are evolving to remain relevant in the cloud era. Microsoft has reengineered and repriced many of its software applications to be delivered as services, while the servers that power the cloud’s data centers overwhelmingly use Intel processors.

Industrials
Within industrials, we still find the airline industry to be attractive for equity investment despite its recent outperformance. The industry has consolidated significantly over the past decade, and today the four largest airlines constitute roughly 85% of industry capacity. Capacity has been reduced by 9% since 2007, and utilization is at historically high levels, giving the

10

airlines the opportunity to raise ticket prices. Furthermore, the industry has established new, high-margin ancillary revenue streams, which are becoming meaningful drivers of profitability. Finally, the recent drop in crude oil prices has been a significant boost to the airlines as jet fuel averages roughly 25% of an airline’s costs.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility of extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company

April 13, 2015

Capital Opportunity Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.47%	0.40%
30-Day SEC Yield	0.52%	0.59%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	135	550	3,757
Median Market Cap	$36.8B	$12.8B	$46.5B
Price/Earnings Ratio	28.0x	29.4x	21.4x
Price/Book Ratio	3.9x	5.5x	2.8x
Return on Equity	16.8%	20.2%	17.5%
Earnings Growth
Rate	15.2%	18.1%	13.5%
Dividend Yield	1.0%	1.0%	1.9%
Foreign Holdings	11.5%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	5.3%	—	—

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.87	0.78
Beta	0.94	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	7.9%
Amgen Inc.	Biotechnology	5.2
BioMarin Pharmaceutical
Inc.	Biotechnology	4.1
Eli Lilly & Co.	Pharmaceuticals	3.7
Southwest Airlines Co.	Airlines	3.4
Roche Holding AG	Pharmaceuticals	3.0
FedEx Corp.	Air Freight &
	Logistics	2.6
Google Inc.	Internet Software &
	Services	2.3
Novartis AG	Pharmaceuticals	2.1
Adobe Systems Inc.	Application Software	2.1
Top Ten		36.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratios were 0.46% for Investor Shares and 0.39% for Admiral Shares.

12

Capital Opportunity Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.9%	23.0%	13.4%
Consumer Staples	0.0	8.1	8.4
Energy	0.8	4.8	7.3
Financials	2.6	9.5	17.6
Health Care	37.1	14.5	14.6
Industrials	16.6	15.7	11.1
Information
Technology	30.0	18.4	19.0
Materials	2.0	4.8	3.5
Telecommunication
Services	0.0	1.0	2.0
Utilities	0.0	0.2	3.1

13

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	17.69%	15.71%	11.26%
Admiral Shares	11/12/2001	17.76	15.79	11.35

See Financial Highlights for dividend and capital gains information.

14

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.9%)
Consumer Discretionary (10.3%)
*	CarMax Inc.	4,191,397	289,248
	TJX Cos. Inc.	2,580,000	180,729
*	DIRECTV	2,081,476	177,134
	Carnival Corp.	3,522,600	168,521
*,^	Tesla Motors Inc.	684,566	129,225
	Royal Caribbean
	Cruises Ltd.	1,325,000	108,451
*,^	DreamWorks Animation
	SKG Inc. Class A	2,510,000	60,742
*	Bed Bath & Beyond Inc.	703,700	54,027
	Gildan Activewear Inc.
	Class A	1,497,900	44,218
*	Sony Corp. ADR	1,495,800	40,057
*	Norwegian Cruise Line
	Holdings Ltd.	704,000	38,023
	L Brands Inc.	369,900	34,878
	Ross Stores Inc.	296,000	31,187
	Tribune Media Co. Class A	480,000	29,189
*	Shutterfly Inc.	582,500	26,352
*	Ascena Retail Group Inc.	1,675,200	24,307
*	Amazon.com Inc.	62,530	23,267
	Las Vegas Sands Corp.	340,000	18,714
*	Urban Outfitters Inc.	79,600	3,634
	Newell Rubbermaid Inc.	86,200	3,368
	Tribune Publishing Co.	120,000	2,328
	Carter’s Inc.	16,520	1,528
			1,489,127
Energy (0.8%)
	Cabot Oil & Gas Corp.	1,285,800	37,970
^	Transocean Ltd.	1,349,642	19,799
	National Oilwell Varco Inc.	336,000	16,797
^	Frank’s International NV	803,200	15,020
	Noble Energy Inc.	200,000	9,780
*	Southwestern Energy Co.	366,334	8,495
*	Cameron
	International Corp.	79,700	3,596
	Ensco plc Class A	143,340	3,020
			114,477

			Market
			Value
		Shares	($000)
Financials (2.4%)
	Charles Schwab Corp.	7,605,500	231,511
	CME Group Inc.	454,150	43,013
	Chubb Corp.	321,000	32,453
	Discover Financial
	Services	462,100	26,039
*	E*TRADE Financial Corp.	340,100	9,712
	JPMorgan Chase & Co.	38,000	2,302
	Progressive Corp.	79,600	2,165
			347,195
Health Care (35.2%)
*	Biogen Inc.	2,690,438	1,136,011
	Amgen Inc.	4,646,400	742,727
*	BioMarin
	Pharmaceutical Inc.	4,769,100	594,325
	Eli Lilly & Co.	7,400,000	537,610
	Roche Holding AG	1,561,578	429,109
	Novartis AG ADR	3,115,400	307,210
*	Illumina Inc.	1,220,100	226,499
*	QIAGEN NV	8,390,000	211,428
	Medtronic plc	2,409,500	187,917
*	Pharmacyclics Inc.	593,700	151,957
*	Boston Scientific Corp.	7,162,800	127,140
	Thermo Fisher
	Scientific Inc.	533,600	71,684
	Abbott Laboratories	1,299,600	60,210
*,^	Seattle Genetics Inc.	1,620,000	57,267
*	Charles River Laboratories
	International Inc.	661,000	52,411
	PerkinElmer Inc.	913,200	46,701
*	Edwards
	Lifesciences Corp.	280,000	39,889
*	Affymetrix Inc.	2,700,600	33,920
*	Waters Corp.	154,000	19,145
*	ImmunoGen Inc.	1,280,000	11,456
	Agilent Technologies Inc.	233,000	9,681
	Zimmer Holdings Inc.	54,000	6,346
*	Cerner Corp.	10,000	733
			5,061,376

15

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
Industrials (15.8%)
	Southwest Airlines Co.	10,935,100	484,425
	FedEx Corp.	2,293,974	379,538
*	United Continental
	Holdings Inc.	4,186,200	281,522
	Airbus Group NV	2,893,040	188,080
	Delta Air Lines Inc.	3,854,000	173,276
*	JetBlue Airways Corp.	6,940,150	133,598
	Rockwell Automation Inc.	988,000	114,598
	American Airlines
	Group Inc.	2,085,000	110,046
*	Jacobs Engineering
	Group Inc.	2,069,419	93,455
	Ritchie Bros
	Auctioneers Inc.	2,962,000	73,872
	Union Pacific Corp.	672,000	72,784
	IDEX Corp.	585,000	44,361
*	AECOM	1,380,000	42,532
	Curtiss-Wright Corp.	325,000	24,031
	CH Robinson
	Worldwide Inc.	315,000	23,064
*	Spirit Airlines Inc.	158,235	12,241
	Alaska Air Group Inc.	110,000	7,280
	Chicago Bridge &
	Iron Co. NV	100,000	4,926
*	Esterline
	Technologies Corp.	30,631	3,505
			2,267,134
Information Technology (28.5%)
*	Adobe Systems Inc.	4,124,500	304,966
	Texas Instruments Inc.	4,896,400	280,001
	NetApp Inc.	5,728,000	203,115
	Altera Corp.	4,610,000	197,815
	Microsoft Corp.	4,750,000	193,111
	Corning Inc.	8,080,000	183,254
	ASML Holding NV	1,805,040	182,363
*	Flextronics
	International Ltd.	13,149,200	166,666
*	Google Inc. Class A	298,530	165,595
*	Google Inc. Class C	298,530	163,594
*	Micron Technology Inc.	5,830,000	158,168
*	Trimble Navigation Ltd.	5,841,200	147,198
	SanDisk Corp.	2,272,277	144,562
*,^	Cree Inc.	3,944,900	140,005
	NVIDIA Corp.	6,479,800	135,590
	QUALCOMM Inc.	1,510,975	104,771
	EMC Corp.	3,510,000	89,716
*,^	BlackBerry Ltd.	9,358,700	83,573
	Visa Inc. Class A	1,233,920	80,711
*	Electronic Arts Inc.	1,300,000	76,459
	Hewlett-Packard Co.	2,290,000	71,356
*,1	Descartes Systems
	Group Inc.	4,645,000	69,954
	Plantronics Inc.	1,150,000	60,892
	Symantec Corp.	2,398,300	56,036
*	Rambus Inc.	4,400,000	55,330

			Market
			Value
		Shares	($000)
*,1	FormFactor Inc.	5,809,700	51,532
	KLA-Tencor Corp.	843,900	49,191
*,^	NeuStar Inc. Class A	1,713,566	42,188
*	eBay Inc.	710,100	40,959
	FEI Co.	478,000	36,491
	Intuit Inc.	370,000	35,875
*	Nuance
	Communications Inc.	2,470,000	35,445
*	VMware Inc. Class A	399,700	32,779
	Apple Inc.	259,000	32,227
*	F5 Networks Inc.	263,325	30,267
*	Entegris Inc.	2,019,231	27,643
	Jabil Circuit Inc.	1,000,000	23,380
	MasterCard Inc. Class A	244,500	21,122
*	Keysight Technologies Inc.	470,000	17,461
	Broadcom Corp. Class A	380,000	16,452
	Analog Devices Inc.	225,000	14,175
*,^	Mobileye NV	284,231	11,946
*	Ciena Corp.	607,142	11,724
*	Yahoo! Inc.	256,800	11,411
	Brocade Communications
	Systems Inc.	900,000	10,679
	Applied Materials Inc.	340,000	7,670
*,^	SMART Technologies Inc. 4,321,304		5,272
*	Alibaba Group
	Holding Ltd. ADR	36,200	3,013
	Telefonaktiebolaget
	LM Ericsson ADR	230,000	2,887
*,^	Arista Networks Inc.	28,900	2,038
	Motorola Solutions Inc.	25,150	1,677
*	salesforce.com inc	23,500	1,570
*	Workday Inc. Class A	10,000	844
*	Twitter Inc.	12,680	635
			4,093,354
Materials (1.9%)
	Monsanto Co.	2,378,786	267,708

Telecommunication Services (0.0%)
*	Sprint Corp.	230,000	1,090
Total Common Stocks
(Cost $6,202,334)			13,641,461
Temporary Cash Investment (6.1%)
Money Market Fund (6.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.128%
	(Cost $879,969)	879,968,539	879,969
Total Investments (101.0%)
(Cost $7,082,303)			14,521,430
Other Assets and Liabilities (-1.0%)
Other Assets			176,359
Liabilities[3]			(317,340)
			(140,981)
Net Assets (100%)			14,380,449

16

Capital Opportunity Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,719,808
Undistributed Net Investment Income	21,361
Accumulated Net Realized Gains	200,350
Unrealized Appreciation (Depreciation)
Investment Securities	7,439,127
Foreign Currencies	(197)
Net Assets	14,380,449

Investor Shares—Net Assets
Applicable to 51,027,781 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,804,776
Net Asset Value Per Share—
Investor Shares	$54.97

Admiral Shares—Net Assets
Applicable to 91,207,365 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,575,673
Net Asset Value Per Share—
Admiral Shares	$126.92

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $111,923,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $115,776,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1]	89,860
Interest	472
Securities Lending	1,266
Total Income	91,598
Expenses
Investment Advisory Fees—Note B	16,577
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,848
Management and Administrative—Admiral Shares	7,023
Marketing and Distribution—Investor Shares	226
Marketing and Distribution—Admiral Shares	733
Custodian Fees	96
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	11
Total Expenses	27,548
Net Investment Income	64,050
Realized Net Gain (Loss)
Investment Securities Sold	299,250
Foreign Currencies	(220)
Realized Net Gain (Loss)	299,030
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,091,461
Foreign Currencies	29
Change in Unrealized Appreciation (Depreciation)	1,091,490
Net Increase (Decrease) in Net Assets Resulting from Operations	1,454,570
1 Dividends are net of foreign withholding taxes of $3,436,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,050	75,621
Realized Net Gain (Loss)	299,030	435,273
Change in Unrealized Appreciation (Depreciation)	1,091,490	1,638,778
Net Increase (Decrease) in Net Assets Resulting from Operations	1,454,570	2,149,672
Distributions
Net Investment Income
Investor Shares	(16,335)	(4,359)
Admiral Shares	(69,765)	(19,984)
Realized Capital Gain[1]
Investor Shares	(99,545)	(100,744)
Admiral Shares	(370,542)	(305,893)
Total Distributions	(556,187)	(430,980)
Capital Share Transactions
Investor Shares	(180,555)	(341,836)
Admiral Shares	818,889	820,230
Net Increase (Decrease) from Capital Share Transactions	638,334	478,394
Total Increase (Decrease)	1,536,717	2,197,086
Net Assets
Beginning of Period	12,843,732	10,646,646
End of Period[2]	14,380,449	12,843,732
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $10,268,000 and $28,347,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,361,000 and $43,631,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$51.42	$44.57	$33.22	$28.17	$29.59	$27.71
Investment Operations
Net Investment Income	.233	.272	.270	.216	.151	.106
Net Realized and Unrealized Gain (Loss)
on Investments	5.502	8.314	12.395	6.464	(1.450)	1.871
Total from Investment Operations	5.735	8.586	12.665	6.680	(1.299)	1.977
Distributions
Dividends from Net Investment Income	(.308)	(.072)[1]	(. 385)[1]	(.161)	(.121)	(. 097)
Distributions from Realized Capital Gains	(1.877)	(1.664)	(.930)	(1.469)	—	—
Total Distributions	(2.185)	(1.736)	(1.315)	(1.630)	(.121)	(.097)
Net Asset Value, End of Period	$54.97	$51.42	$44.57	$33.22	$28.17	$29.59

Total Return[2]	11.28%	19.85%	39.40%	24.62%	-4.45%	7.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,805	$2,793	$2,720	$2,432	$2,412	$3,675
Ratio of Total Expenses to
Average Net Assets	0.46%	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.82%	0.57%	0.68%	0.67%	0.45%	0.36%
Portfolio Turnover Rate	8%	7%	9%	9%	9%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$118.79	$102.97	$76.75	$65.10	$68.38	$64.04
Investment Operations
Net Investment Income	. 591.728		.707	. 559	. 400	. 298
Net Realized and Unrealized Gain (Loss)
on Investments	12.689	19.185	28.613	14.917	(3.358)	4.315
Total from Investment Operations	13.280	19.913	29.320	15.476	(2.958)	4.613
Distributions
Dividends from Net Investment Income	(.816)	(.251)[1]	(. 953)[1]	(. 434)	(. 322)	(. 273)
Distributions from Realized Capital Gains	(4.334)	(3.842)	(2.147)	(3.392)	—	—
Total Distributions	(5.150)	(4.093)	(3.100)	(3.826)	(.322)	(.273)
Net Asset Value, End of Period	$126.92	$118.79	$102.97	$76.75	$65.10	$68.38

Total Return[2]	11.31%	19.94%	39.50%	24.69%	-4.39%	7.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,576	$10,051	$7,927	$5,045	$4,342	$4,223
Ratio of Total Expenses to
Average Net Assets	0.39%	0.40%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.89%	0.64%	0.75%	0.74%	0.52%	0.43%
Portfolio Turnover Rate	8%	7%	9%	9%	9%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed

22

Capital Opportunity Fund

to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2015, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $1,301,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

Capital Opportunity Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	13,024,272	617,189	—
Temporary Cash Investments	879,969	—	—
Total	13,904,241	617,189	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $7,082,303,000. Net unrealized appreciation of investment securities for tax purposes was $7,439,127,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $563,958,000 of investment securities and sold $543,692,000 of investment securities, other than temporary cash investments.

24

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	241,357	4,561	486,523	10,295
Issued in Lieu of Cash Distributions	111,604	2,090	101,413	2,267
Redeemed	(533,516)	(9,933)	(929,772)	(19,277)
Net Increase (Decrease)—Investor Shares	(180,555)	(3,282)	(341,836)	(6,715)
Admiral Shares
Issued	762,422	6,149	1,283,265	11,628
Issued in Lieu of Cash Distributions	403,935	3,277	299,123	2,896
Redeemed	(347,468)	(2,834)	(762,158)	(6,891)
Net Increase (Decrease)—Admiral Shares	818,889	6,592	820,230	7,633

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	64,147	—	—	—	—	69,954
FormFactor Inc.	41,656	—	—	—	—	51,532
Vanguard Market Liquidity Fund	728,974	NA2	NA [2]	472	—	879,969
Total	834,777			472	—	1,001,455
1 Includes net realized gain (loss) on affiliated investment securities sold of $0.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,112.78	$2.42
Admiral Shares	1,000.00	1,113.07	2.05
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.64	$2.32
Admiral Shares	1,000.00	1,022.99	1.97
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.39% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his highest-conviction ideas. PRIMECAP Management has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

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You can review and copy information about your fund at
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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052015

Semiannual Report | March 31, 2015

Vanguard Global Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Global Equity Fund	4.98%
MSCI All Country World Index	2.73
Global Funds Average	2.99
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$24.19	$25.01	$0.375	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned about 5% for the six months ended March 31, 2015, outpacing its comparative standards as it did in the previous full fiscal year. Your fund earned some of its best returns in markets that struggled in the not too distant past, such as Italy—underscoring the benefits of diversification and of patience with markets’ cyclical nature.

Even though U.S. equities accounted for almost half the fund’s assets, foreign currency translation effects played a significant role in its performance for U.S. dollar-based investors. For example, the MSCI Europe Index returned about –1% in dollars but more than 11% in local currencies—a significant difference given that Europe made up about one-fifth of fund assets. Overall, the fund advanced nearly 10% in local currencies, almost double its return in dollars.

Central banks’ actions helped stock markets forge ahead
The broad global stock market rally generally persisted over the six months, despite some ups and downs. However, the relative strength of U.S. and international stocks notably shifted. After lagging the broad U.S. market for each calendar year from 2010 through 2014, international stocks took the lead in the first quarter of 2015.

The dollar’s strengthening against many foreign currencies meant that the six-month returns of international stocks for dollar-based investors were modestly negative. Without this currency effect, however, stock markets outside the United States generally advanced—especially developed European and Pacific markets. Significant monetary stimulus moves by several foreign central banks helped boost investor sentiment.

The broad U.S. stock market returned about 7%, after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to the Federal Reserve’s cautious approach to raising short-term interest rates and the pro-growth policies abroad. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift U.S. returns for the period.

Stimulus policies overseas also bolstered bond prices
Bond prices, too, were supported by central banks’ accommodative policies and by investors who sought safe-haven assets amid stock market turbulence. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to

Market Barometer
			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.) Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued. The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Stocks rose despite concerns, but the pace in U.S. dollars was muted
Stocks proved resilient and in some cases buoyant, even though the dollar’s strength trimmed the returns of non-U.S. stocks for U.S.-based investors. (The balance of this discussion addresses returns in dollars, not local currency.) Several concerns contributed to stock market volatility during the period—including tepid global economic growth, the implications of falling oil prices, and Greece’s elections and financial woes.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.61%	1.33%
The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Funds.

Still, the European Central Bank’s long-awaited announcement that it would begin a multimonth bond-buying program sparked a global rally in stocks and bonds, driving interest rates even lower and making stocks seem more attractive to some investors. And a bailout extension agreement for Greece at least temporarily reduced uncertainty about its remaining in the Eurozone.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

Vanguard Global Equity Fund’s three advisors evaluate global opportunities for long-term capital appreciation among both growth- and value-oriented companies of all sizes. This pursuit often means that almost 50% of fund assets are invested in U.S.-based companies. Strong performance by some industrials—notably airlines that benefited from lower jet fuel prices—lifted the fund’s North American holdings, despite weakness among Canadian and U.S. energy companies as oil prices fell.

Among European developed markets, returns varied widely, with double-digit gains in some countries and declines in others (including Greece). Most developed markets in the Pacific advanced. Emerging markets generally struggled, finishing in the red. Falling oil prices hurt exporters Brazil and Russia, as did political turmoil involving Brazil’s state-owned oil company and Russia’s strife with Ukraine.

The advisors outperformed the benchmark in developed as well as emerging markets. Some of their greatest strength came from the United States and Europe, including the United Kingdom and Italy.

Among the ten industry groups, returns were mixed. The energy sector was the worst performer, with a double-digit decline. Nevertheless, the advisors’ smaller stake in energy helped your fund.

And in most other sectors, allocation and stock selection boosted the fund’s relative performance.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the six months.

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The WellingtonTM Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2015

Advisors’ Report

For the six months ended March 31, 2015, Vanguard Global Equity Fund returned 4.98%, outpacing its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on portfolio positioning. These comments were prepared on April 13, 2015.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	33	1,513	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Marathon Asset Management	33	1,500	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	32	1,493	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 35,000
			securities in the global universe.
Cash Investments	2	103	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA,
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl,
Partner and Investment Manager,
Global Alpha Strategy

Global markets moved up modestly over the six months, recognizing the benefits of lower oil prices, quantitative easing in Europe, and a strong U.S. economy. We, however, continue to focus our efforts on picking stocks from around the world that have durable competitive advantages and outstanding long-term growth prospects.

Against this backdrop, we performed well. We have tended to avoid most areas of commodity exposure. Two larger holdings, Royal Caribbean and Ryanair, should continue to benefit from lower fuel prices, the former for its cruise liners and the latter for its aircraft. Strength in the U.S. economy bolstered other contributors, including CarMax (a used-car retailer) and Wolseley (a plumbing and building supplies distributor). Exposure to Chinese internet service businesses and to growth in Asian savings markets also helped a number of stocks, including Naspers, a proxy for Chinese online leader Tencent, and Prudential plc, an insurance leader in Asia.

Portfolio turnover remains consistent with our objective of owning companies for at least five years. New purchases over the last few months have, to an extent, reflected continued confidence in the U.S. recovery. In particular, we think freight services provider C.H. Robinson and holding company Leucadia National (whose principal asset is the Jefferies investment bank) will benefit from a stronger and more confident American market; both have considerable domestic exposure so should not be sidelined by the stronger dollar. After visits to Japan last year, we bought shares in MS&AD Insurance Group as an explicit beneficiary of Prime Minister Shinzo Abe’s economic reforms, along with CyberAgent, a disruptive force in digital advertising, microblogging, and social gaming.

We sold a number of companies whose growth prospects were acceptable but perhaps a little underwhelming in a recovering global economy. These include China Mobile, Swedish holding company Investor, New York Community Bank, pharmaceutical company Roche, Denmark’s Jyske Bank, and U.K.-based business supplies company Bunzl.

Our portfolio remains oriented toward the U.S. recovery, Asian consumer growth, and technological innovation. Although the pace of the global recovery varies widely, we think there are opportunities to find underappreciated growth even in slower-moving areas such as Europe. Many exciting new ideas from across the globe are being considered for purchase, and this continuing abundance of interesting stock opportunities keeps us optimistic about future returns.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer, Co-Head of Global Equity

William J. Arah, Co-Head of Global Equity

After a brief correction in October, global markets were relatively steadfast and climbed to new highs. Our regional allocations primarily drove our success, as our overweighting of Japan and underweighting of the United States proved beneficial. Our underweighting of the lagging energy sector also helped.

Stock selection was positive overall, as detractors in emerging markets were more than offset by a strong contribution from Europe, particularly the United Kingdom. Korean holdings Lotte Shopping and Hana Financial were among the largest negative influences. An underweighting of the strong U.S. dollar led to a negative currency impact.

U.S. insurers Travelers and Alleghany contributed significantly as steady growth in book value helped results. Other notable performers included Analog Devices, 3M, and Oracle. Conversely, Canadian Natural Resources and Superior Energy Services underperformed as their shares fell in lockstep with the plunging oil price. In Europe, U.K.-based holdings Rightmove and Betfair added value. In Japan, strong contributors included yen-sensitive Sumitomo Chemical and insurance group MS&AD, which saw interest from foreign investors.

The U.S. economy is likely to recover from 2015’s weak first quarter as the lower oil price and a resumption of wage growth help consumers; however, valuations and profit margins both remain high. Low interest rates have most likely created many pockets of excess in asset valuations that may not be exposed until rates rise.

Although growth in many European countries is still by no means buoyant, the start of quantitative easing by the European Central Bank (ECB) is an important positive development, not the least in that the weakening of the euro is boosting Eurozone exports while a stronger dollar is helping British and Nordic exporters. Having taken so long to reach consensus on its stimulus effort, the ECB seems unlikely to scale it back for a while. This will further support markets and should outweigh concerns about the situations in Greece and Ukraine and the tensions in the Middle East. In Japan, although corporate governance reforms continue to exceed expectations, “Abenomics” has made little progress in two areas: mergers and acquisitions, and a shift in household balance sheets from cash. We remain highly optimistic on both these points, but clearly, until domestic equity demand picks up, global developments will drive market volatility.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Brian K. Wolahan, CFA,
Senior Vice President,
Senior Portfolio Manager

Investors shrugged off a number of macroeconomic concerns, including weakness in Europe and Japan, slowing in China, the growing likelihood of an imminent Fed rate increase, and sharply falling oil prices. Markets generally responded favorably to U.S. economic strength, particularly in the labor market; to improved valuations; and to overall solid earnings. They also reacted well to central bank responses to economic faltering in key regions—most notably, the January announcement of quantitative easing in Europe. The positive effects of euro weakness on the region’s exports, coupled with additional stimulus, helped provide an inflection point for European growth in early 2015. Japan, meanwhile, returned to growth in the fourth quarter of 2014 after two consecutive GDP contractions that followed last April’s sales tax increase.

Results in emerging markets were wide-ranging and driven by numerous local forces across individual countries, and concern grew about the economic health of larger markets, particularly China, Brazil, and Russia. On balance, lower oil prices were expected to be a positive catalyst for consumers and businesses and for growth in oil-dependent countries more broadly.

We focus on attractively valued stocks that appear likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, included the United States, Canada, Taiwan, South Korea, and India. We were underweighted in the United Kingdom, France, Switzerland, and Japan. Our sector focus remained on information technology, with more modest overweightings in financials and telecommunication services.

Successful stock selection, especially in the United States, helped offset the moderate value lost to country allocations. Within the United States, we added notable value with selections in industrials, particularly airlines, as well as in health care. Holdings in the United Kingdom, Japan, and Norway included some detractors. In terms of top-down positioning, our overweight allocation to emerging markets was costly, as was an underweight allocation to Japan. Overweighting Canada and Norway also detracted from returns.

Global Equity Fund

Fund Profile
As of March 31, 2015

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	766	2,459
Median Market Cap	$20.6B	$45.1B
Price/Earnings Ratio	18.5x	19.6x
Price/Book Ratio	2.3x	2.3x
Return on Equity	15.8%	16.6%
Earnings Growth
Rate	12.9%	12.2%
Dividend Yield	1.8%	2.4%
Turnover Rate
(Annualized)	39%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.61%	—
Short-Term Reserves	1.9%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	13.3%	12.4%
Consumer Staples	8.6	9.7
Energy	5.5	7.5
Financials	24.6	21.5
Health Care	9.6	12.2
Industrials	12.6	10.5
Information Technology	18.4	13.9
Materials	4.2	5.4
Telecommunication Services	2.4	3.7
Utilities	0.8	3.2

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.97
Beta	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.	Technology
Ltd.	Hardware, Storage &
	Peripherals	1.4%
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	1.2
Naspers Ltd.	Cable & Satellite	1.2
Prudential plc	Life & Health
	Insurance	1.1
Wells Fargo & Co.	Diversified Banks	1.1
Anthem Inc.	Managed Health
	Care	1.1
Nestle SA	Packaged Foods &
	Meats	1.0
Berkshire Hathaway Inc.	Multi-Sector Holdings	0.8
Colgate-Palmolive Co.	Household Products	0.8
Top Ten		11.0%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratio was 0.60%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	7.2%	6.9%
Switzerland	2.6	3.2
Germany	2.2	3.3
Ireland	1.7	0.1
Sweden	1.6	1.1
Other	5.7	8.1
Subtotal	21.0%	22.7%
Pacific
Japan	9.3%	7.7%
Australia	2.8	2.5
South Korea	2.7	1.6
Hong Kong	1.3	1.1
Other	0.6	0.5
Subtotal	16.7%	13.4%
Emerging Markets
Taiwan	2.8%	1.3%
China	2.5	2.4
South Africa	1.5	0.8
India	1.4	0.8
Other	2.5	3.4
Subtotal	10.7%	8.7%
North America
United States	48.4%	51.6%
Canada	3.2	3.3
Subtotal	51.6%	54.9%
Middle East	0.0%	0.3%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	6.03%	10.79%	6.71%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		2,530	0.1%

Australia
Commonwealth Bank of Australia	390,539	27,701	0.6%
Australia & New Zealand Banking Group Ltd.	921,371	25,633	0.6%
National Australia Bank Ltd.	847,170	24,800	0.5%
Australia—Other †		45,829	1.0%
		123,963	2.7%

Austria †		3,244	0.1%

Belgium †		4,811	0.1%

Brazil †		28,801	0.6%

Canada
Magna International Inc.	523,400	27,981	0.6%
Canada—Other †		117,028	2.6%
		145,009	3.2%

Chile †		10,508	0.2%

China
* Baidu Inc. ADR	117,933	24,577	0.5%
China Mobile Ltd.	1,863,000	24,279	0.5%
China—Other †		62,938	1.4%
		111,794	2.4%

Colombia †		1,443	0.0%

Cyprus †		707	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Czech Republic †		1,262	0.0%
Denmark †		38,598	0.8%
Finland †		23,886	0.5%
France †		41,781	0.9%
Germany †		97,105	2.1%
Greece †		117	0.0%
Hong Kong
AIA Group Ltd.	4,109,200	25,799	0.6%
Hong Kong—Other †		33,357	0.7%
		59,156	1.3%
India †		65,095	1.4%
Indonesia †		1,210	0.0%
Ireland
Ryanair Holdings plc ADR	458,230	30,596	0.6%
CRH plc	898,319	23,341	0.5%
Ireland—Other †		21,658	0.5%
		75,595	1.6%

Italy †		36,214	0.8%
Japan
MS&AD Insurance Group Holdings Inc.	1,052,000	29,452	0.6%
Nippon Telegraph & Telephone Corp.	366,000	22,594	0.5%
Japan—Other †		362,837	7.9%
		414,883	9.0%
Malaysia †		9,279	0.2%
Mexico †		29,590	0.6%
Netherlands
Unilever NV	539,542	22,546	0.5%
Netherlands—Other †		18,794	0.4%
		41,340	0.9%
New Zealand †		1,910	0.0%
Norway †		38,975	0.9%
Other
1 Vanguard FTSE Emerging Markets ETF	194,736	7,959	0.2%
Peru †		920	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Philippines †		2,635	0.1%

Poland †		4,935	0.1%

Russia †		8,123	0.2%

Singapore
DBS Group Holdings Ltd.	1,563,400	23,182	0.5%
Singapore—Other †		5,988	0.1%
		29,170	0.6%
South Africa
Naspers Ltd.	357,757	54,877	1.2%
South Africa—Other †		13,398	0.3%
		68,275	1.5%
South Korea
Samsung Electronics Co. Ltd.	31,846	41,296	0.9%
Samsung Electronics Co. Ltd. GDR	38,400	24,697	0.5%
South Korea—Other †		55,811	1.2%
		121,804	2.6%

Spain †		21,294	0.5%

Sweden
Svenska Handelsbanken AB Class A	617,003	27,788	0.6%
Sweden—Other †		45,609	1.0%
		73,397	1.6%
Switzerland
Nestle SA	642,003	48,345	1.1%
Switzerland—Other †		69,902	1.5%
		118,247	2.6%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,202,258	51,709	1.1%
Hon Hai Precision Industry Co. Ltd.	9,808,760	28,712	0.6%
Fubon Financial Holding Co. Ltd.	13,957,279	25,019	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,674,577	7,783	0.2%
Taiwan—Other †		15,681	0.3%
		128,904	2.8%

Thailand †		4,688	0.1%

Turkey †		4,209	0.1%

United Arab Emirates †		5,829	0.1%

United Kingdom
Prudential plc	2,027,915	50,324	1.1%
Royal Dutch Shell plc Class A	870,489	25,974	0.6%
Reckitt Benckiser Group plc	288,676	24,799	0.5%
2 United Kingdom—Other †		215,879	4.7%
		316,976	6.9%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
Royal Caribbean Cruises Ltd.	694,786	56,868	1.2%
* Amazon.com Inc.	83,141	30,937	0.7%
* CarMax Inc.	336,884	23,248	0.5%
Consumer Discretionary—Other †		168,074	3.7%
		279,127	6.1%
Consumer Staples
Colgate-Palmolive Co.	538,728	37,355	0.8%
Procter & Gamble Co.	279,073	22,867	0.5%
Consumer Staples—Other †		96,050	2.1%
		156,272	3.4%

Energy †		134,902	2.9%

Financials
Wells Fargo & Co.	908,097	49,401	1.1%
* Berkshire Hathaway Inc. Class B	263,927	38,090	0.8%
Travelers Cos. Inc.	302,247	32,682	0.7%
* Markel Corp.	39,897	30,679	0.7%
TD Ameritrade Holding Corp.	806,950	30,067	0.7%
M&T Bank Corp.	235,106	29,858	0.7%
First Republic Bank	432,147	24,671	0.5%
Voya Financial Inc.	563,534	24,294	0.5%
Moody’s Corp.	224,321	23,285	0.5%
Financials—Other †		189,824	4.1%
		472,851	10.3%
Health Care
Anthem Inc.	315,129	48,659	1.0%
* United Therapeutics Corp.	178,550	30,788	0.7%
* Waters Corp.	211,095	26,243	0.6%
Johnson & Johnson	247,669	24,916	0.5%
Health Care—Other †		184,874	4.0%
		315,480	6.8%
Industrials
Alaska Air Group Inc.	404,305	26,757	0.6%
* JetBlue Airways Corp.	1,279,051	24,622	0.5%
Northrop Grumman Corp.	138,105	22,229	0.5%
Industrials—Other †		118,747	2.6%
		192,355	4.2%
Information Technology
* eBay Inc.	543,763	31,364	0.7%
* Google Inc. Class C	52,624	28,838	0.6%
Computer Sciences Corp.	421,523	27,517	0.6%
FLIR Systems Inc.	794,163	24,841	0.6%
Information Technology—Other †		370,169	8.0%
		482,729	10.5%
Materials
Praxair Inc.	264,600	31,948	0.7%
Materials—Other †		57,315	1.2%
		89,263	1.9%

Global Equity Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Telecommunication Services †			421	0.0%
			2,123,400	46.1%
Total Common Stocks (Cost $3,724,470)			4,449,571	96.5%[3]

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.128%	217,896,336	217,896	4.7%

6U.S. Government and Agency Obligations †			7,500	0.2%
Total Temporary Cash Investments (Cost $225,396)			225,396	4.9%[3]
[7]Total Investments (Cost $3,949,866)			4,674,967	101.4%
Other Assets and Liabilities
Other Assets			132,183	2.9%
Liabilities[5]			(198,069)	(4.3%)
			(65,886)	(1.4%)
Net Assets			4,609,081	100.0%

Net Assets
Applicable to 184,314,097 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,609,081
Net Asset Value Per Share				$25.01

Global Equity Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,330,633
Undistributed Net Investment Income	536
Accumulated Net Realized Losses	(447,844)
Unrealized Appreciation (Depreciation)
Investment Securities	725,101
Futures Contracts	757
Forward Currency Contracts	301
Foreign Currencies	(403)
Net Assets	4,609,081

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate value of these securities was $3,711,000, representing 0.1% of net assets.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 3.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $55,181,000 of collateral received for securities on loan.
6 Securities with a value of $4,500,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $50,709,000.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	40,264
Interest[2]	89
Securities Lending	986
Total Income	41,339
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,456
Performance Adjustment	1,894
The Vanguard Group—Note C
Management and Administrative	5,626
Marketing and Distribution	368
Custodian Fees	248
Shareholders’ Reports	19
Trustees’ Fees and Expenses	5
Total Expenses	13,616
Net Investment Income	27,723
Realized Net Gain (Loss)
Investment Securities Sold[2]	156,516
Futures Contracts	6,305
Foreign Currencies and Forward Currency Contracts	(7,674)
Realized Net Gain (Loss)	155,147
Change in Unrealized Appreciation (Depreciation)
Investment Securities	35,190
Futures Contracts	1,153
Foreign Currencies and Forward Currency Contracts	1,494
Change in Unrealized Appreciation (Depreciation)	37,837
Net Increase (Decrease) in Net Assets Resulting from Operations	220,707
1 Dividends are net of foreign withholding taxes of $2,046,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $74,000, $85,000, and ($6,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,723	67,559
Realized Net Gain (Loss)	155,147	482,349
Change in Unrealized Appreciation (Depreciation)	37,837	(26,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	220,707	523,754
Distributions
Net Investment Income	(69,095)	(72,177)
Realized Capital Gain	—	—
Total Distributions	(69,095)	(72,177)
Capital Share Transactions
Issued	228,546	464,225
Issued in Lieu of Cash Distributions	65,332	68,763
Redeemed	(367,873)	(951,643)
Net Increase (Decrease) from Capital Share Transactions	(73,995)	(418,655)
Total Increase (Decrease)	77,617	32,922
Net Assets
Beginning of Period	4,531,464	4,498,542
End of Period[1]	4,609,081	4,531,464
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $536,000 and $43,277,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.19	$21.94	$18.21	$15.24	$16.74	$15.49
Investment Operations
Net Investment Income	.154	.353	.342	.320	.345[1]	.314
Net Realized and Unrealized Gain (Loss)
on Investments	1.041	2.255	3.730	3.012	(1.525)	1.292
Total from Investment Operations	1.195	2.608	4.072	3.332	(1.180)	1.606
Distributions
Dividends from Net Investment Income	(. 375)	(. 358)	(. 342)	(. 362)	(. 320)	(. 356)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 375)	(. 358)	(. 342)	(. 362)	(. 320)	(. 356)
Net Asset Value, End of Period	$25.01	$24.19	$21.94	$18.21	$15.24	$16.74

Total Return[2]	4.98%	11.95%	22.72%	22.20%	-7.31%	10.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,609	$4,531	$4,499	$3,853	$3,330	$3,906
Ratio of Total Expenses to
Average Net Assets[3]	0.60%	0.61%	0.61%	0.57%	0.54%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.45%	1.69%	1.82%	1.92%	1.94%
Portfolio Turnover Rate	39%	45%	70%	67%	44%	64%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.08%, 0.07%, 0.02%, (0.02%), and (0.11%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

Global Equity Fund

counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $1,894,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $422,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Global Equity Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	374,471	1,951,700	—
Common Stocks—United States	2,123,400	—	—
Temporary Cash Investments	217,896	7,500	—
Futures Contracts—Assets[1]	22	—	—
Futures Contracts—Liabilities[1]	(655)	—	—
Forward Currency Contracts—Assets	—	301	—
Total	2,715,134	1,959,501	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	22	301	323
Liabilities	(655)	—	(655)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,305	—	6,305
Forward Currency Contracts	—	(4,862)	(4,862)
Realized Net Gain (Loss) on Derivatives	6,305	(4,862)	1,443

Global Equity Fund

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Change in Unrealized Appreciation (Depreciation) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,153	—	1,153
Forward Currency Contracts	—	993	993
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,153	993	2,146

At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	73	37,610	296
E-mini S&P MidCap 400 Index	June 2015	95	14,438	254
Dow Jones EURO STOXX 50 Index	June 2015	267	10,412	63
FTSE 100 Index	June 2015	99	9,886	(16)
Topix Index	June 2015	64	8,237	130
S&P ASX 200 Index	June 2015	33	3,710	30
				757

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P MidCap 400 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/24/15	EUR	9,647	USD	10,243	142
BNP Paribas	6/24/15	GBP	6,674	USD	9,833	61
Bank of America, N.A.	6/16/15	JPY	972,643	USD	8,024	95
Bank of America, N.A.	6/23/15	AUD	4,819	USD	3,650	3
						301

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Global Equity Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2015, the fund realized net foreign currency losses of $2,812,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $606,349,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $3,957,447,000. Net unrealized appreciation of investment securities for tax purposes was $717,520,000, consisting of unrealized gains of $903,188,000 on securities that had risen in value since their purchase and $185,668,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2015, the fund purchased $849,568,000 of investment securities and sold $993,004,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	9,380	19,482
Issued in Lieu of Cash Distributions	2,678	2,958
Redeemed	(15,104)	(40,101)
Net Increase (Decrease) in Shares Outstanding	(3,046)	(17,661)

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,049.79	$3.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.94	3.02
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory arrangements with Acadian Asset Management LLC (Acadian), Baillie Gifford Overseas Ltd. (Baillie Gifford), and Marathon Asset Management LLP (Marathon-London). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Acadian. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian employs a quantitative investment process that selects global stocks. The firm’s investment process builds portfolios from the bottom up using proprietary valuation models measuring approximately 20 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return relative to its region and industry (for developed markets) and country (for emerging markets) peer groups. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the benchmark index, desired level of risk, and transaction cost estimates. Acadian has managed a portion of the fund since 2004.

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The team invests in four categories of growth stocks: (1) growth stalwarts, or companies with durable franchises; (2) rapid growth, or early stage companies with innovative products or services and a large opportunity for future growth; (3) cyclical growth, or companies highly subject to capital cycles that have strong structural growth prospects and management teams with high capital allocation; and (4) latent growth, or companies that are temporarily out of favor but have the ability to accelerate earnings growth over time. Baillie Gifford has managed a portion of the fund since 2008.

Marathon-London. Marathon-London, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Traditional company analysis is de-emphasized in favor of assessing enterprise value, corporate strategy, industry competition, and prospective rate of return on new investments. Sector analysis is conducted using long-term capital cycle data, and country allocations tend to reflect monetary conditions and investor confidence. Marathon-London has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Acadian, Baillie Gifford, or Marathon-London in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Acadian, Baillie Gifford, and Marathon-London. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052015

Semiannual Report | March 31, 2015

Vanguard Strategic Small-Cap Equity Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	13.10%
MSCI US Small Cap 1750 Index	11.83
Small-Cap Core Funds Average	11.17
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$30.91	$32.07	$0.246	$2.431

1

Chairman’s Letter

Dear Shareholder,

Although U.S. stocks produced solid returns for the six months ended March 31, 2015, they traced a choppy path. A strong U.S. dollar, the prospect of rising interest rates, and tepid growth abroad contributed to some retrenchment at times. But results were buoyed by other factors, including the improving labor market, rising consumer confidence, and patience from the Federal Reserve in holding rates low.

Given the muted outlook for growth abroad, the domestic focus of many small-capitalization stocks helped them outperform the U.S. stock market as a whole. Vanguard Strategic Small-Cap Equity Fund returned 13.10%, outpacing the 11.83% return of its benchmark, the MSCI US Small Cap 1750 Index, and the average return of 11.17% for its peer group.

Sector results varied widely. Seven out of ten sectors produced double-digit returns for the fund, with health care taking the top spot. In contrast, energy holdings posted a double-digit decline, and materials stocks also dipped into negative territory. Superior returns in information technology, industrials, and, especially, financials drove the fund’s performance against the benchmark. These results offset subpar returns in several other sectors, including materials, consumer staples, and consumer discretionary.

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring subsequent bouts of turmoil. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Fed’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices
Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Strength in a few sectors offset disappointments in others
Vanguard Equity Investment Group, through its Quantitative Equity Group, serves as the advisor for the fund. It uses a proprietary computer model to sift through vast amounts of quantitative data on small-cap stocks. The aim is to single out quality stocks with high growth potential and attractive valuation that, when combined in a portfolio, are similar to the MSCI US Small Cap 1750 Index in terms of risk. It’s a rigorous exercise that resulted in the fund holding about one-fifth the number of stocks included in the benchmark during the half year.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.38%	1.29%
The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Small-Cap Core Funds.

4

Health care turned in the strongest sector performance—more than 27%—for the benchmark. Mergers and acquisitions ran high as many biotechnology and pharmaceutical companies looked for opportunities to grow faster and become more efficient. New drugs moving closer to market also fueled investor interest.

The fund lagged its benchmark in this sector, as strong returns from its health care provider and life science holdings didn’t fully make up for its disappointing returns in biotech.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

5

At the other end of the performance spectrum, energy posted a decline of almost –33% for the benchmark; the fund’s relative results were subpar as well. It benefited from a lean allocation to oil and gas stocks hurt by the sharp fall in the price of oil and its avoidance of coal-related stocks. But that didn’t fully compensate for its positions in energy equipment and services companies, which lost even more ground.

The fund did significantly outpace its benchmark in financials. Here, the advisor’s company-by-company screening process found stocks that performed well in a number of segments, including consumer finance, real estate investment trusts, investment banking, and insurance.

Other top contributors to relative results were information technology and industrials. A handful of internet software and data processing holdings boosted the fund’s showing in the tech sector. In industrials, the airline segment was a bright spot—it’s been benefiting from consolidation among carriers, better pricing power, and lower fuel costs. Selection was positive among aerospace and defense stocks as well.

In the materials, consumer staples, and consumer discretionary sectors, however, the fund lagged its benchmark. The main detractors were mining companies, packaged food producers, and educational service providers.

More information about the advisor’s management of the fund can be found in the Advisor’s Report that follows this letter.

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Vanguard has followed all these principles since its founding, and one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

6

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2015

Advisor’s Report

For the fiscal half year ended March 31, 2015, Vanguard Strategic Small-Cap Fund returned 13.10%, outpacing its benchmark, the MSCI Small Cap 1750 Index, by a little more than 1 percentage point. The broad U.S. equity market gained more than 7%. Large- and mid-capitalization stocks, up a little less than that, were easily bested by small-caps, and growth-oriented stocks beat their value counterparts.

Overall, the U.S. equity market continued to outperform international developed and emerging markets. Nine of ten sectors in the benchmark posted positive returns. Results were best in health care, consumer discretionary, and utilities. The energy sector, affected by the price decline of oil, returned about –32%.

Moving into 2015, the U.S. economy built on its momentum. Fourth-quarter 2014 GDP growth came in at an annual rate of 2.2%—down from 5% in the third quarter but still encouraging. Although job growth slowed in March, the unemployment rate has declined to 5.5% and the country appears to be approaching full employment.

However, the past six months have not been without challenges. The harsh winter in many parts of the country is thought to have hurt first-quarter growth. Wholesale inventory levels grew on tepid sales, leaving little motivation to restock warehouses. Uncertainty remained as to when the Federal Reserve would begin raising interest rates and to what extent it would raise them. Additionally, the strength of the U.S. dollar increased the price of exports by as much as 20%, challenging revenue and profit results of multinationals.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all the stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on five key themes: (1) high quality—healthy balance sheets and consistent cash flow generation; (2) effective use of capital—sound investment policies that prefer internal to external funding; (3) consistent earnings growth—a demonstrated ability to increase earnings year after year; (4) strong market sentiment—market confirmation of our view; and (5) reasonable valuation—avoidance of overpriced stocks.

Using these themes, we generate a composite expected return for all the stocks we follow each day, seeking to capitalize on investor biases. We then monitor our portfolio based on those scores and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

8

For the half year, our growth and management decisions models helped the fund’s performance. Our quality and sentiment models did not perform as expected, however, and our valuation model was neutral.

Our stock selection over the six months was successful in only five of the ten index sectors; it was particularly strong in financials, information technology, and industrials.

In financials, Investment Technology Group, Credit Acceptance Corporation, and Springleaf Holdings contributed the most to relative performance. In technology, Qorvo, Manhattan Associates, and MAXIMUS drove results; airlines JetBlue Airways, Hawaiian Holdings, and Alaska Air Group did the same in industrials.

Unfortunately, we were not able to avoid all laggards. Our selections in the consumer discretionary sector disappointed, as Vince Holdings and DeVry Education Group underperformed. OraSure Technologies and Infinity Pharmaceuticals, both in health care, also detracted.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 21, 2015

9

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2015

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	332	1,726	3,757
Median Market Cap	$2.5B	$2.8B	$46.5B
Price/Earnings Ratio	20.0x	30.6x	21.4x
Price/Book Ratio	2.7x	2.4x	2.8x
Return on Equity	11.3%	11.5%	17.5%
Earnings Growth
Rate	16.3%	12.6%	13.5%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate
(Annualized)	66%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	1.09%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer
Discretionary	14.3%	14.3%	13.4%
Consumer Staples	3.9	3.1	8.4
Energy	4.1	4.4	7.3
Financials	23.7	23.7	17.6
Health Care	13.0	13.3	14.6
Industrials	15.5	16.0	11.1
Information
Technology	15.5	16.1	19.0
Materials	5.7	5.3	3.5
Telecommunication
Services	0.6	0.6	2.0
Utilities	3.7	3.2	3.1

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.96	0.83
Beta	0.98	1.16
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Centene Corp.	Managed Health
	Care	0.8%
Spirit AeroSystems	Aerospace &
Holdings Inc.	Defense	0.7
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.7
JetBlue Airways Corp.	Airlines	0.7
Targa Resources Corp.	Oil & Gas Storage &
	Transportation	0.7
Newfield Exploration Co.	Oil & Gas Exploration
	& Production	0.7
VCA Inc.	Health Care Facilities	0.7
Blackhawk Network	Data Processing &
Holdings Inc.	Outsourced Services	0.7
Madison Square Garden	Movies &
Co.	Entertainment	0.7
MAXIMUS Inc.	Data Processing &
	Outsourced Services	0.7
Top Ten		7.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratio was 0.37%.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Since
	Date	Year	Years	Inception
Strategic Small-Cap Equity Fund	4/24/2006	11.51%	17.65%	7.68%

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (14.2%)
*	Madison Square Garden Co.
	Class A	64,300	5,443
*	Murphy USA Inc.	70,000	5,066
*	Skechers U.S.A. Inc. Class A	69,200	4,976
	Jack in the Box Inc.	51,200	4,911
	Brinker International Inc.	79,700	4,906
	Cooper Tire & Rubber Co.	114,100	4,888
	Big Lots Inc.	92,300	4,433
	Outerwall Inc.	66,700	4,410
	Cato Corp. Class A	109,600	4,340
*	Universal Electronics Inc.	74,900	4,227
	Marriott Vacations
	Worldwide Corp.	51,600	4,182
	Domino’s Pizza Inc.	39,300	3,952
*	American Axle &
	Manufacturing Holdings
	Inc.	151,600	3,916
	Dillard’s Inc. Class A	28,550	3,897
*	Burlington Stores Inc.	62,500	3,714
	Nutrisystem Inc.	178,700	3,570
*	Strayer Education Inc.	65,200	3,482
*	Vince Holding Corp.	181,600	3,369
*	Starz	93,518	3,218
*	Denny’s Corp.	258,800	2,950
*	Barnes & Noble Inc.	120,800	2,869
	DeVry Education Group Inc.	81,100	2,705
*	Tower International Inc.	100,100	2,663
	Dana Holding Corp.	110,000	2,328
*	Kirkland’s Inc.	94,300	2,240
	Sonic Corp.	65,400	2,073
	Time Inc.	85,800	1,925
*	Iconix Brand Group Inc.	57,100	1,923
*	ServiceMaster Global
	Holdings Inc.	54,100	1,826
	New York Times Co.
	Class A	130,200	1,792
	Brown Shoe Co. Inc.	50,600	1,660

			Market
			Value•
		Shares	($000)
	AMC Entertainment
	Holdings Inc.	39,500	1,402
*	BJ’s Restaurants Inc.	17,600	888
*	Deckers Outdoor Corp.	11,300	823
*	Unifi Inc.	22,000	794
	CST Brands Inc.	17,100	749
	Cracker Barrel Old Country
	Store Inc.	4,700	715
	Stage Stores Inc.	24,800	568
*	Grand Canyon Education Inc.	12,600	546
	Wolverine World Wide Inc.	15,100	505
	Cinemark Holdings Inc.	10,000	451
	American Eagle Outfitters
	Inc.	21,900	374
	John Wiley & Sons Inc.
	Class A	6,000	367
	Children’s Place Inc.	5,200	334
*	Citi Trends Inc.	11,000	297
*	Diamond Resorts
	International Inc.	7,800	261
			116,928
Consumer Staples (3.9%)
	Pinnacle Foods Inc.	126,800	5,175
*	SUPERVALU Inc.	392,500	4,565
	Sanderson Farms Inc.	56,800	4,524
	Cal-Maine Foods Inc.	110,000	4,297
*	Rite Aid Corp.	333,000	2,894
	Ingles Markets Inc. Class A	46,500	2,301
^	Pilgrim’s Pride Corp.	100,250	2,265
	Fresh Del Monte Produce
	Inc.	56,305	2,191
*	USANA Health Sciences Inc.	15,700	1,744
	Spectrum Brands Holdings
	Inc.	10,100	904
	Lancaster Colony Corp.	4,900	466
*	Medifast Inc.	11,200	336
	Vector Group Ltd.	11,000	242
*	Central Garden and Pet Co.
	Class A	15,300	162
			32,066

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Energy (4.1%)
	Targa Resources Corp.	58,300	5,585
*	Newfield Exploration Co.	156,200	5,481
	Green Plains Inc.	150,700	4,302
*	Oil States International Inc.	103,600	4,120
	Alon USA Energy Inc.	212,800	3,526
	World Fuel Services Corp.	60,300	3,466
*	Kosmos Energy Ltd.	314,000	2,484
	Western Refining Inc.	32,000	1,580
^	Paragon Offshore plc	895,100	1,164
	Delek US Holdings Inc.	28,400	1,129
*	Helix Energy Solutions
	Group Inc.	40,300	603
*	Abraxas Petroleum Corp.	75,100	244
			33,684
Financials (23.5%)
	Assured Guaranty Ltd.	194,115	5,123
	Radian Group Inc.	301,800	5,067
*	Investment Technology
	Group Inc.	164,200	4,977
*	MGIC Investment Corp.	509,400	4,906
*	Springleaf Holdings Inc.	93,500	4,840
*	Credit Acceptance Corp.	24,022	4,684
	Associated Banc-Corp	236,700	4,403
	Allied World Assurance Co.
	Holdings AG	107,900	4,359
	International Bancshares
	Corp.	162,600	4,232
	AmTrust Financial Services
	Inc.	74,000	4,217
	First Horizon National Corp.	289,000	4,130
*	Walker & Dunlop Inc.	230,400	4,085
	RenaissanceRe Holdings
	Ltd.	40,500	4,039
	PrivateBancorp Inc.	110,500	3,886
	Aspen Insurance Holdings
	Ltd.	82,000	3,873
*	Western Alliance Bancorp	129,600	3,841
	Hospitality Properties Trust	92,800	3,061
	HCI Group Inc.	64,900	2,977
	Weingarten Realty Investors	80,600	2,900
*	Forest City Enterprises Inc.
	Class A	110,000	2,807
	Nelnet Inc. Class A	58,848	2,785
	Washington Federal Inc.	127,300	2,776
	Validus Holdings Ltd.	64,922	2,733
	GEO Group Inc.	59,100	2,585
	CBL & Associates
	Properties Inc.	130,500	2,584
	EPR Properties	42,500	2,551
	Ryman Hospitality
	Properties Inc.	40,600	2,473
	Post Properties Inc.	43,100	2,454
	Cathay General Bancorp	83,200	2,367

			Market
			Value•
		Shares	($000)
	Piedmont Office Realty
	Trust Inc. Class A	122,700	2,283
	Retail Properties of
	America Inc.	141,200	2,263
	Omega Healthcare
	Investors Inc.	54,500	2,211
	LaSalle Hotel Properties	56,800	2,207
	Chambers Street Properties	279,100	2,199
*	World Acceptance Corp.	30,100	2,195
	BioMed Realty Trust Inc.	96,500	2,187
	RLJ Lodging Trust	69,200	2,167
	Healthcare Trust of America
	Inc. Class A	76,650	2,135
	Corrections Corp.
	of America	52,412	2,110
	DiamondRock Hospitality
	Co.	142,800	2,018
	Pennsylvania REIT	84,700	1,968
	Janus Capital Group Inc.	113,600	1,953
	Home Properties Inc.	27,900	1,933
	CoreSite Realty Corp.	38,100	1,855
	CubeSmart	76,400	1,845
*	Marcus & Millichap Inc.	48,800	1,829
*	First NBC Bank Holding Co.	54,100	1,784
	Sovran Self Storage Inc.	18,900	1,775
*	Strategic Hotels & Resorts
	Inc.	142,100	1,766
	Ashford Hospitality Trust
	Inc.	183,600	1,766
*	Capital Bank Financial Corp.	63,700	1,759
	WesBanco Inc.	53,811	1,753
	Summit Hotel Properties
	Inc.	123,300	1,735
	DuPont Fabros Technology
	Inc.	52,600	1,719
	Hersha Hospitality Trust
	Class A	258,100	1,670
	Chatham Lodging Trust	56,100	1,650
	FelCor Lodging Trust Inc.	142,900	1,642
	Chesapeake Lodging Trust	46,600	1,576
	CyrusOne Inc.	50,500	1,572
	Medical Properties Trust
	Inc.	103,500	1,526
	Capitol Federal Financial Inc.	112,300	1,404
	Inland Real Estate Corp.	129,100	1,380
	Government Properties
	Income Trust	59,600	1,362
	Montpelier Re Holdings Ltd.	35,179	1,352
	Pebblebrook Hotel Trust	28,600	1,332
	Lexington Realty Trust	131,500	1,293
	Universal Health Realty
	Income Trust	22,800	1,283
	OFG Bancorp	77,900	1,271
	Ramco-Gershenson
	Properties Trust	64,800	1,205

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	First Commonwealth
	Financial Corp.	129,400	1,165
*	Beneficial Bancorp Inc.	93,059	1,051
	Select Income REIT	40,200	1,005
	Highwoods Properties Inc.	21,300	975
	One Liberty Properties Inc.	39,600	967
*	Heritage Insurance
	Holdings Inc.	42,300	931
*	E*TRADE Financial Corp.	32,200	919
	NorthStar Realty Finance
	Corp.	44,800	812
	Franklin Street Properties
	Corp.	62,400	800
*	Essent Group Ltd.	31,000	741
	Flushing Financial Corp.	36,300	729
	Brandywine Realty Trust	42,300	676
	National General Holdings
	Corp.	31,500	589
	Fulton Financial Corp.	46,300	571
	Associated Estates Realty
	Corp.	22,900	565
*	Enova International Inc.	26,700	526
	EastGroup Properties Inc.	6,400	385
	First Industrial Realty Trust
	Inc.	17,000	364
*	Cowen Group Inc. Class A	70,000	364
*	First BanCorp	53,700	333
	CBOE Holdings Inc.	5,600	321
*	KCG Holdings Inc. Class A	25,900	318
	Altisource Residential Corp.	14,600	305
	1st Source Corp.	7,200	231
	Home Loan Servicing
	Solutions Ltd.	12,200	202
	Northfield Bancorp Inc.	13,100	194
	BancFirst Corp.	3,100	189
			192,876
Health Care (12.9%)
*	Centene Corp.	93,600	6,617
*	VCA Inc.	99,600	5,460
*	ABIOMED Inc.	73,000	5,225
*	PAREXEL International
	Corp.	75,400	5,202
*	Charles River
	Laboratories International
	Inc.	65,200	5,170
*	Health Net Inc.	80,400	4,863
*	Merrimack Pharmaceuticals
	Inc.	373,200	4,434
*	Lannett Co. Inc.	65,000	4,401
	Ensign Group Inc.	93,500	4,381
*	Depomed Inc.	188,700	4,229
*	Greatbatch Inc.	72,600	4,200
*	Sequenom Inc.	1,062,000	4,195
*	Natus Medical Inc.	106,038	4,185

			Market
			Value•
		Shares	($000)
*	Infinity Pharmaceuticals
	Inc.	297,400	4,158
*	Affymetrix Inc.	323,500	4,063
	Chemed Corp.	28,400	3,391
	Phibro Animal Health Corp.
	Class A	80,300	2,843
*	Align Technology Inc.	50,600	2,722
*	Orthofix International NV	68,700	2,466
*	United Therapeutics Corp.	13,300	2,293
*	AMN Healthcare Services
	Inc.	95,800	2,210
*	Amedisys Inc.	81,900	2,193
	PDL BioPharma Inc.	290,200	2,042
*	SciClone Pharmaceuticals
	Inc.	221,400	1,962
*	Nektar Therapeutics	175,300	1,928
*	Bruker Corp.	104,400	1,928
*	Prestige Brands Holdings
	Inc.	32,900	1,411
	Quality Systems Inc.	87,100	1,392
*	Surgical Care Affiliates Inc.	39,100	1,342
	Abaxis Inc.	19,900	1,276
*	SurModics Inc.	40,231	1,047
	Kindred Healthcare Inc.	19,532	465
*	Alder Biopharmaceuticals
	Inc.	15,400	445
*	HealthStream Inc.	17,200	433
*	Triple-S Management Corp.
	Class B	18,800	374
*	ICU Medical Inc.	3,500	326
*	Ophthotech Corp.	4,800	223
*	Spectrum Pharmaceuticals
	Inc.	29,700	180
			105,675
Industrials (15.4%)
*	Spirit AeroSystems
	Holdings Inc. Class A	115,800	6,046
	Huntington Ingalls
	Industries Inc.	42,400	5,942
*	JetBlue Airways Corp.	290,900	5,600
*	Hawaiian Holdings Inc.	207,700	4,575
	Corporate Executive Board
	Co.	57,000	4,552
^	Greenbrier Cos. Inc.	77,600	4,501
	Pitney Bowes Inc.	191,900	4,475
*	Enphase Energy Inc.	338,500	4,465
	GATX Corp.	76,400	4,430
	Aircastle Ltd.	194,200	4,362
*	American Woodmark Corp.	76,700	4,198
	Deluxe Corp.	58,700	4,067
	Douglas Dynamics Inc.	174,300	3,981
	AO Smith Corp.	57,400	3,769
	Alaska Air Group Inc.	56,200	3,719
*	Republic Airways Holdings
	Inc.	268,235	3,688

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Meritor Inc.	274,600	3,463
	SPX Corp.	40,100	3,405
	Korn/Ferry International	102,900	3,382
	Harsco Corp.	193,300	3,336
*	Blount International Inc.	250,100	3,221
	ESCO Technologies Inc.	71,200	2,775
*	GenCorp Inc.	116,700	2,706
	Trinity Industries Inc.	73,900	2,624
	ArcBest Corp.	68,900	2,611
	AMERCO	7,900	2,610
	Toro Co.	36,500	2,560
	Quanex Building Products
	Corp.	125,800	2,483
	G&K Services Inc. Class A	31,900	2,314
*	ACCO Brands Corp.	238,900	1,985
	Federal Signal Corp.	121,600	1,920
	Matson Inc.	41,700	1,758
*	United Rentals Inc.	16,700	1,522
	Heidrick & Struggles
	International Inc.	55,500	1,364
	Standex International Corp.	16,500	1,355
	Argan Inc.	29,800	1,078
	Insperity Inc.	20,601	1,077
	HNI Corp.	15,900	877
	Griffon Corp.	41,500	723
	Woodward Inc.	13,600	694
	Multi-Color Corp.	7,900	548
	Cubic Corp.	8,600	445
	Lindsay Corp.	5,300	404
*	Moog Inc. Class A	2,400	180
	Kforce Inc.	8,000	179
			125,969
Information Technology (15.4%)
	MAXIMUS Inc.	80,432	5,370
*	ARRIS Group Inc.	173,400	5,010
	Booz Allen Hamilton
	Holding Corp. Class A	170,800	4,943
	Broadridge Financial
	Solutions Inc.	89,800	4,940
*	Manhattan Associates Inc.	97,600	4,940
*	Aspen Technology Inc.	122,400	4,711
	DST Systems Inc.	39,558	4,379
*	Infinera Corp.	220,900	4,345
*	Blackhawk Network
	Holdings Inc.	120,057	4,294
*	Qorvo Inc.	53,375	4,254
*	Super Micro Computer Inc.	124,100	4,121
	Science Applications
	International Corp.	79,700	4,093
	Tessera Technologies Inc.	99,700	4,016
*	Sanmina Corp.	163,600	3,957
	Cypress Semiconductor
	Corp.	277,863	3,921
	EarthLink Holdings Corp.	859,300	3,815
*	Sykes Enterprises Inc.	152,800	3,797

			Market
			Value•
		Shares	($000)
*	OmniVision Technologies
	Inc.	143,400	3,781
	Lexmark International Inc.
	Class A	84,900	3,595
	Heartland Payment
	Systems Inc.	65,800	3,083
	Blackbaud Inc.	64,400	3,051
	SYNNEX Corp.	39,100	3,020
*	Advanced Micro Devices
	Inc.	1,016,500	2,724
*	Tech Data Corp.	45,500	2,629
*	MicroStrategy Inc. Class A	14,900	2,521
	TeleTech Holdings Inc.	94,000	2,392
*	Constant Contact Inc.	59,500	2,274
	Brocade Communications
	Systems Inc.	171,500	2,035
*	ePlus Inc.	21,100	1,834
	CSG Systems
	International Inc.	47,700	1,450
*	Amkor Technology Inc.	162,400	1,435
*	Quantum Corp.	871,200	1,394
	Leidos Holdings Inc.	31,100	1,305
*	Global Cash Access
	Holdings Inc.	154,200	1,175
*	Blackhawk Network
	Holdings Inc. Class B	32,700	1,162
*,^	Ambarella Inc.	15,195	1,150
*	WebMD Health Corp.	23,600	1,035
*	PMC-Sierra Inc.	110,900	1,029
*	Anixter International Inc.	12,400	944
*	Benchmark Electronics Inc.	38,100	916
	Pegasystems Inc.	34,400	748
	InterDigital Inc.	14,700	746
*	ShoreTel Inc.	108,200	738
*	Ingram Micro Inc.	25,000	628
*,^	VASCO Data Security
	International Inc.	26,800	577
*	Plexus Corp.	12,200	497
*	Sigma Designs Inc.	50,000	402
*	MaxLinear Inc.	40,800	332
*	Carbonite Inc.	20,200	289
	Marchex Inc. Class B	54,900	224
*	Magnachip Semiconductor
	Corp.	38,900	213
			126,234
Materials (5.7%)
*	Berry Plastics Group Inc.	143,735	5,202
	United States Steel Corp.	209,000	5,100
*	Chemtura Corp.	176,300	4,811
*	Mercer International Inc.	274,700	4,219
	Graphic Packaging Holding
	Co.	288,800	4,199
*	Century Aluminum Co.	303,800	4,192
	Bemis Co. Inc.	90,000	4,168
	Neenah Paper Inc.	49,644	3,105

15

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Stillwater Mining Co.	217,100	2,805
	Schweitzer-Mauduit
	International Inc.	49,700	2,292
*	Ferro Corp.	155,000	1,945
	Innophos Holdings Inc.	21,500	1,212
	Scotts Miracle-Gro Co.
	Class A	13,400	900
	Sonoco Products Co.	17,000	773
	A Schulman Inc.	12,000	578
	Materion Corp.	13,600	523
	Domtar Corp.	10,200	472
			46,496
Telecommunication Services (0.6%)
	Inteliquent Inc.	179,500	2,825
*	General Communication
	Inc. Class A	50,400	794
*	Cincinnati Bell Inc.	178,100	629
	IDT Corp. Class B	23,300	414
			4,662
Utilities (3.7%)
	Vectren Corp.	117,100	5,169
	WGL Holdings Inc.	87,100	4,912
	New Jersey Resources
	Corp.	154,600	4,802
	American States Water Co.	105,400	4,204
	Portland General Electric
	Co.	96,500	3,579
	Great Plains Energy Inc.	124,200	3,314
	IDACORP Inc.	50,800	3,194
	Unitil Corp.	17,300	602
	Atmos Energy Corp.	8,300	459
			30,235
Total Common Stocks
(Cost $676,911)			814,825

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.7%)
[2,3]	Vanguard Market Liquidity
Fund, 0.128%	13,598,684	13,599

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5]	Federal Home Loan Bank
Discount Notes, 0.080%,
5/8/15	200	200
[4,5]	Federal Home Loan Bank
Discount Notes, 0.060%,
5/20/15	200	200
		400
Total Temporary Cash Investments
(Cost $13,999)		13,999
Total Investments (101.1%)
(Cost $690,910)		828,824
Other Assets and Liabilities (-1.1%)
Other Assets		13,664
Liabilities[3]		(22,734)
		(9,070)
Net Assets (100%)
Applicable to 25,559,255 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		819,754
Net Asset Value Per Share		$32.07

16

Strategic Small-Cap Equity Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	671,176
Undistributed Net Investment Income	2,555
Accumulated Net Realized Gains	8,098
Unrealized Appreciation (Depreciation)
Investment Securities	137,914
Futures Contracts	11
Net Assets	819,754

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,622,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,782,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends	5,876
Interest[1]	4
Securities Lending	218
Total Income	6,098
Expenses
The Vanguard Group—Note B
Investment Advisory Services	235
Management and Administrative	891
Marketing and Distribution	66
Custodian Fees	9
Shareholders’ Reports	4
Total Expenses	1,205
Net Investment Income	4,893
Realized Net Gain (Loss)
Investment Securities Sold	7,594
Futures Contracts	488
Realized Net Gain (Loss)	8,082
Change in Unrealized Appreciation (Depreciation)
Investment Securities	67,489
Futures Contracts	102
Change in Unrealized Appreciation (Depreciation)	67,591
Net Increase (Decrease) in Net Assets Resulting from Operations	80,566
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,893	4,634
Realized Net Gain (Loss)	8,082	54,256
Change in Unrealized Appreciation (Depreciation)	67,591	(10,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,566	48,554
Distributions
Net Investment Income	(4,646)	(3,377)
Realized Capital Gain[1]	(45,914)	(4,018)
Total Distributions	(50,560)	(7,395)
Capital Share Transactions
Issued	285,669	229,407
Issued in Lieu of Cash Distributions	47,237	6,904
Redeemed	(88,319)	(109,249)
Net Increase (Decrease) from Capital Share Transactions	244,587	127,062
Total Increase (Decrease)	274,593	168,221
Net Assets
Beginning of Period	545,161	376,940
End of Period[2]	819,754	545,161
1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $6,762,000 and $451,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,555,000 and $2,308,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$30.91	$27.94	$21.37	$16.44	$16.53	$14.32
Investment Operations
Net Investment Income	.215	.277	.345	.238	.176	.154
Net Realized and Unrealized Gain (Loss)
on Investments	3.622	3.201	6.585	4.888	(.126)	2.216
Total from Investment Operations	3.837	3.478	6.930	5.126	.050	2.370
Distributions
Dividends from Net Investment Income	(. 246)	(. 232)	(. 360)	(.196)	(.140)	(.160)
Distributions from Realized Capital Gains	(2.431)	(.276)	—	—	—	—
Total Distributions	(2.677)	(. 508)	(. 360)	(.196)	(.140)	(.160)
Net Asset Value, End of Period	$32.07	$30.91	$27.94	$21.37	$16.44	$16.53

Total Return[1]	13.10%	12.48%	32.94%	31.38%	0.20%	16.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$820	$545	$377	$259	$223	$178
Ratio of Total Expenses to
Average Net Assets	0.37%	0.38%	0.38%	0.38%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.33%	0.96%	1.40%	1.16%	0.89%	0.98%
Portfolio Turnover Rate	66%	64%	64%	66%	64%	66%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

Strategic Small-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

Strategic Small-Cap Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	814,825	—	—
Temporary Cash Investments	13,599	400	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	828,400	400	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2015	37	4,621	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

23

Strategic Small-Cap Equity Fund

At March 31, 2015, the cost of investment securities for tax purposes was $690,910,000. Net unrealized appreciation of investment securities for tax purposes was $137,914,000, consisting of unrealized gains of $156,553,000 on securities that had risen in value since their purchase and $18,639,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $416,768,000 of investment securities and sold $218,199,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	9,158	7,470
Issued in Lieu of Cash Distributions	1,590	228
Redeemed	(2,827)	(3,550)
Net Increase (Decrease) in Shares Outstanding	7,921	4,148

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2015

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,131.01	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	1.87
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (96.5%)[1]
Argentina (0.1%)
^ Arcos Dorados Holdings Inc. Class A	513,147	2,530

Australia (2.7%)
Commonwealth Bank of Australia	390,539	27,701
Australia & New Zealand Banking Group Ltd.	921,371	25,633
National Australia Bank Ltd.	847,170	24,800
Brambles Ltd.	1,526,550	13,350
Amcor Ltd.	622,458	6,632
Caltex Australia Ltd.	225,339	5,980
* Qantas Airways Ltd.	1,485,254	3,523
Alumina Ltd.	1,850,513	2,252
Coca-Cola Amatil Ltd.	259,169	2,122
Fairfax Media Ltd.	2,010,793	1,456
Toll Holdings Ltd.	187,186	1,259
Orica Ltd.	79,499	1,207
Iluka Resources Ltd.	183,529	1,183
BHP Billiton Ltd.	46,989	1,092
BlueScope Steel Ltd.	324,013	1,027
Transpacific Industries Group Ltd.	1,683,657	1,016
DuluxGroup Ltd.	134,340	654
SAI Global Ltd.	171,630	540
ALS Ltd.	134,956	507
Metcash Ltd.	426,638	502
Sigma Pharmaceuticals Ltd.	697,944	472
Ansell Ltd.	13,576	284
Santos Ltd.	50,021	271
GUD Holdings Ltd.	33,504	210
Orora Ltd.	107,206	185
Premier Investments Ltd.	10,829	105
		123,963
Austria (0.1%)
Oesterreichische Post AG	25,172	1,240
Wienerberger AG	75,274	1,201
ANDRITZ AG	13,452	803
		3,244
Belgium (0.1%)
Anheuser-Busch InBev NV	39,383	4,811

Brazil (0.6%)
Banco do Brasil SA	911,200	6,541
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,834,600	6,415
Itau Unibanco Holding SA Preference Shares	214,100	2,369
Alpargatas SA Preference Shares	700,500	2,149
EDP - Energias do Brasil SA	610,500	1,980
MRV Engenharia e Participacoes SA	763,200	1,920
TOTVS SA	155,100	1,774
Cia Energetica de Minas Gerais ADR	353,507	1,446
* B2W Cia Digital	189,581	1,185
Grupo BTG Pactual	116,200	929
Vale SA Preference Shares	154,700	749
LPS Brasil Consultoria de Imoveis SA	301,700	487
Cia Paranaense de Energia ADR	42,997	450
Banco Bradesco SA Preference Shares	31,560	293
* Brasil Pharma SA	534,956	114
		28,801
Canada (3.2%)
Magna International Inc.	523,400	27,981
Canadian Imperial Bank of Commerce	266,400	19,313
Toronto-Dominion Bank	423,800	18,139
Bank of Montreal	299,500	17,948
Fairfax Financial Holdings Ltd.	29,785	16,638
Royal Bank of Canada	255,200	15,362

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Canadian Natural Resources Ltd.	327,983	10,053
Ritchie Bros Auctioneers Inc.	343,596	8,569
Rogers Communications Inc. Class B	179,247	6,001
Brookfield Asset Management Inc. Class A	87,711	4,691
* CGI Group Inc. Class A	7,400	314
		145,009
Chile (0.2%)
Enersis SA ADR	350,783	5,704
Cia Cervecerias Unidas SA	222,487	2,310
* Quinenco SA	721,478	1,481
Sociedad Quimica y Minera de Chile SA ADR	29,314	535
* Cia Sud Americana de Vapores SA	12,222,299	478
		10,508
China (2.4%)
* Baidu Inc. ADR	117,933	24,577
China Mobile Ltd.	1,863,000	24,279
* Alibaba Group Holding Ltd. ADR	186,008	15,483
Mindray Medical International Ltd. ADR	426,897	11,676
China Resources Enterprise Ltd.	5,598,994	10,978
Tsingtao Brewery Co. Ltd.	1,312,000	8,798
Shandong Weigao Group Medical Polymer Co. Ltd.	4,262,000	3,755
China Mengniu Dairy Co. Ltd.	499,000	2,658
* Li Ning Co. Ltd.	4,285,333	2,430
China Telecom Corp. Ltd.	2,414,000	1,543
Ajisen China Holdings Ltd.	1,787,000	1,029
China Merchants Holdings International Co. Ltd.	228,000	894
Wumart Stores Inc.	1,137,000	823
Daphne International Holdings Ltd.	2,094,000	703
Yingde Gases Group Co. Ltd.	627,000	468
TravelSky Technology Ltd.	362,000	417
Want Want China Holdings Ltd.	383,557	408
Shenzhou International Group Holdings Ltd.	78,456	354
Goodbaby International Holdings Ltd.	1,084,000	351
Shenguan Holdings Group Ltd.	555,588	170
		111,794
Colombia (0.0%)
Bancolombia SA ADR	36,700	1,443

Cyprus (0.0%)
* Global Ports Investments plc GDR	96,886	481
Globaltrans Investment plc GDR	50,250	226
		707
Czech Republic (0.0%)
Komercni banka as	5,850	1,262

Denmark (0.8%)
Carlsberg A/S Class B	168,885	13,926
Coloplast A/S Class B	88,832	6,711
^ Vestas Wind Systems A/S	144,238	5,947
Novo Nordisk A/S Class B	77,621	4,144
GN Store Nord A/S	126,155	2,817
* William Demant Holding A/S	27,055	2,297
* Jyske Bank A/S	35,886	1,509
* Topdanmark A/S	24,364	729
Danske Bank A/S	19,671	518
		38,598
Finland (0.5%)
Sampo Oyj Class A	140,030	7,063
Tikkurila Oyj	262,097	4,998
^ Neste Oil Oyj	185,198	4,860
^ Metso Oyj	48,876	1,428
UPM-Kymmene Oyj	72,571	1,410
^ Nokian Renkaat Oyj	40,688	1,213
Wartsila OYJ Abp	20,401	902

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Stora Enso Oyj	85,140	875
Tieto Oyj	18,385	432
Valmet Oyj	31,121	373
Cargotec Oyj Class B	9,591	332
		23,886
France (0.9%)
Air Liquide SA	66,178	8,520
Legrand SA	114,377	6,196
L'Oreal SA	32,257	5,941
BNP Paribas SA	57,206	3,481
Groupe Eurotunnel SE	177,645	2,547
Airbus Group NV	32,231	2,095
AXA SA	77,368	1,947
Eurofins Scientific SE	5,930	1,596
^,* Air France-KLM	143,433	1,261
Neopost SA	22,621	1,244
Sanofi	12,541	1,239
Edenred	44,550	1,112
ArcelorMittal	103,842	974
TOTAL SA	17,119	851
Thales SA	14,295	793
Vicat	8,494	622
Vallourec SA	20,546	501
Imerys SA	4,896	359
Technip SA	5,199	314
Carrefour SA	5,612	188
		41,781
Germany (2.1%)
SAP SE	292,603	21,149
Merck KGaA	163,301	18,276
Deutsche Boerse AG	166,971	13,626
* QIAGEN NV	315,500	7,951
Fresenius Medical Care AG & Co. KGaA	66,775	5,551
BASF SE	45,930	4,547
Volkswagen AG Preference Shares	16,014	4,247
Bayerische Motoren Werke AG	32,685	4,070
Deutsche Telekom AG	185,933	3,401
K&S AG	81,388	2,652
Axel Springer SE	25,601	1,511
Hannover Rueck SE	14,143	1,461
Symrise AG	18,168	1,146
CTS Eventim AG & Co. KGaA	34,113	1,072
RHOEN-KLINIKUM AG	41,107	1,021
E.ON SE	66,513	989
Deutsche Lufthansa AG	68,435	958
TUI AG	48,930	857
Brenntag AG	11,238	671
GEA Group AG	13,210	635
Fielmann AG	8,715	582
adidas AG	5,895	466
Gerresheimer AG	4,827	266
		97,105
Greece (0.0%)
* Alpha Bank AE	394,381	117

Hong Kong (1.3%)
AIA Group Ltd.	4,109,200	25,799
Jardine Matheson Holdings Ltd.	243,200	15,368
Hutchison Whampoa Ltd.	455,000	6,307
HSBC Holdings plc	397,600	3,402
Esprit Holdings Ltd.	2,898,114	2,940
First Pacific Co. Ltd.	1,727,250	1,723
Hongkong & Shanghai Hotels	981,200	1,383
Television Broadcasts Ltd.	219,900	1,359

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

			Market
			Value
		Shares	($000)
	SmarTone Telecommunications Holdings Ltd.	240,694	460
	Stella International Holdings Ltd.	78,754	188
	Texwinca Holdings Ltd.	144,823	132
	New World Development Co. Ltd.	82,000	95
			59,156
India (1.4%)
	HCL Technologies Ltd.	1,040,456	16,254
*	ICICI Bank Ltd.	3,093,295	15,661
	Tata Motors Ltd.	1,773,983	15,483
	Housing Development Finance Corp. Ltd.	357,800	7,523
	CESC Ltd.	213,622	2,062
*	Axis Bank Ltd.	219,917	1,972
	Bharti Airtel Ltd.	297,583	1,869
	Tata Motors Ltd. ADR	36,562	1,647
*	Bank of Baroda	367,906	963
	Maruti Suzuki India Ltd.	15,990	945
	Hindustan Unilever Ltd.	51,243	716
			65,095
Indonesia (0.0%)
	Telekomunikasi Indonesia Persero Tbk PT ADR	17,078	743
	XL Axiata Tbk PT	1,405,000	467
			1,210
Ireland (1.6%)
	Ryanair Holdings plc ADR	458,230	30,596
	CRH plc	898,319	23,341
*	Bank of Ireland	48,753,773	18,602
	Paddy Power plc	26,110	2,239
	Irish Continental Group plc	183,526	817
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			75,595
Italy (0.8%)
*	Fiat Chrysler Automobiles NV	1,066,568	17,315
	Luxottica Group SPA ADR	69,634	4,368
^,*	Piaggio & C SPA	1,361,659	4,149
	UniCredit SPA	449,929	3,051
	CNH Industrial NV	230,676	1,891
	EXOR SPA	35,006	1,588
^,*	Saipem SPA	132,608	1,349
	Luxottica Group SPA	17,106	1,083
	Intesa Sanpaolo SPA (Registered)	243,570	827
	Davide Campari-Milano SPA	59,070	412
*	Saras SPA	104,270	181
			36,214
Japan (9.0%)
	MS&AD Insurance Group Holdings Inc.	1,052,000	29,452
	Nippon Telegraph & Telephone Corp.	366,000	22,594
	Daito Trust Construction Co. Ltd.	155,700	17,386
	Mizuho Financial Group Inc.	9,609,400	16,888
	Inpex Corp.	1,517,200	16,718
	SMC Corp.	52,700	15,692
	THK Co. Ltd.	562,000	14,281
	Tokyo Electron Ltd.	195,200	13,540
*	Olympus Corp.	328,400	12,176
	Secom Co. Ltd.	173,400	11,566
	Rohm Co. Ltd.	160,900	10,995
	CyberAgent Inc.	186,400	10,676
	Toyota Motor Corp.	141,500	9,877
	FUJIFILM Holdings Corp.	253,700	9,026
	Japan Exchange Group Inc.	286,500	8,295
	Daiwa House Industry Co. Ltd.	410,000	8,081
	Sumitomo Mitsui Financial Group Inc.	209,500	8,025
	Hitachi Ltd.	1,058,000	7,226
	Seven & i Holdings Co. Ltd.	170,500	7,165

4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Sumitomo Chemical Co. Ltd.	1,313,000	6,739
Dai-ichi Life Insurance Co. Ltd.	434,800	6,307
Sompo Japan Nipponkoa Holdings Inc.	187,200	5,820
Kao Corp.	115,400	5,762
NTT Data Corp.	130,700	5,677
Mitsubishi UFJ Financial Group Inc.	915,400	5,669
East Japan Railway Co.	70,200	5,625
Fujitsu Ltd.	801,000	5,463
JFE Holdings Inc.	237,500	5,242
Shiseido Co. Ltd.	277,800	4,928
USS Co. Ltd.	273,500	4,726
Kirin Holdings Co. Ltd.	341,400	4,478
Mitsubishi Estate Co. Ltd.	190,000	4,406
Isetan Mitsukoshi Holdings Ltd.	266,400	4,402
West Japan Railway Co.	79,600	4,173
Resona Holdings Inc.	810,700	4,023
Obayashi Corp.	616,000	3,993
Yamato Holdings Co. Ltd.	165,300	3,810
Alfresa Holdings Corp.	242,600	3,419
Mitsubishi Heavy Industries Ltd.	611,000	3,362
Mitsubishi Corp.	165,800	3,332
Tokio Marine Holdings Inc.	85,700	3,235
Toyota Industries Corp.	54,800	3,134
Nintendo Co. Ltd.	20,100	2,949
Marui Group Co. Ltd.	254,600	2,885
Sumitomo Electric Industries Ltd.	217,300	2,848
Toyo Seikan Group Holdings Ltd.	193,100	2,824
Japan Tobacco Inc.	88,300	2,792
Toyo Suisan Kaisha Ltd.	78,400	2,758
Dentsu Inc.	60,400	2,584
Tohoku Electric Power Co. Inc.	226,700	2,575
Otsuka Holdings Co. Ltd.	77,900	2,437
Sekisui House Ltd.	163,800	2,378
Central Japan Railway Co.	13,000	2,349
Bandai Namco Holdings Inc.	116,550	2,269
LIXIL Group Corp.	94,300	2,232
Astellas Pharma Inc.	131,100	2,148
Mitsubishi Logistics Corp.	129,000	2,008
NH Foods Ltd.	82,000	1,890
Chiba Bank Ltd.	227,000	1,664
Azbil Corp.	53,200	1,441
Onward Holdings Co. Ltd.	191,000	1,332
Shimizu Corp.	193,000	1,305
Bank of Yokohama Ltd.	215,000	1,259
Sega Sammy Holdings Inc.	80,100	1,167
Sumitomo Forestry Co. Ltd.	106,400	1,162
Yamada Denki Co. Ltd.	277,100	1,141
Nippon Suisan Kaisha Ltd.	319,300	969
* Sony Corp.	34,200	915
Kawasaki Kisen Kaisha Ltd.	242,000	650
Asahi Glass Co. Ltd.	92,000	603
Japan Airlines Co. Ltd.	19,100	594
Asahi Kasei Corp.	61,000	582
Kinden Corp.	44,000	549
Daiwa Securities Group Inc.	59,000	464
Hitachi Metals Ltd.	29,000	444
Sumitomo Heavy Industries Ltd.	61,000	399
ANA Holdings Inc.	136,000	364
SKY Perfect JSAT Holdings Inc.	47,300	293
Konaka Co. Ltd.	27,400	169
Yellow Hat Ltd.	5,000	107
		414,883
Malaysia (0.2%)
Tenaga Nasional Bhd.	1,789,400	6,928

5

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
AirAsia Bhd.	2,683,800	1,723
Top Glove Corp. Bhd.	231,500	343
DiGi.Com Bhd.	167,500	285
		9,279
Mexico (0.6%)
America Movil SAB de CV ADR	1,078,219	22,061
America Movil SAB de CV	5,852,249	6,008
* Grupo Comercial Chedraui SA de CV	502,800	1,521
		29,590
Netherlands (0.9%)
Unilever NV	539,542	22,546
Heineken NV	54,096	4,129
Boskalis Westminster NV	58,662	2,891
Koninklijke Ahold NV	119,467	2,354
Koninklijke Philips NV	73,939	2,098
Koninklijke KPN NV	557,245	1,889
Akzo Nobel NV	23,042	1,742
Koninklijke Vopak NV	29,390	1,622
ASML Holding NV	7,965	808
Wolters Kluwer NV	20,760	678
Randstad Holding NV	9,610	583
		41,340
New Zealand (0.0%)
Spark New Zealand Ltd.	850,252	1,891
PGG Wrightson Ltd.	51,996	19
		1,910
Norway (0.9%)
Statoil ASA	1,125,341	19,898
Schibsted ASA	304,802	17,625
DNB ASA	66,643	1,069
Yara International ASA	7,543	383
		38,975
Other (0.2%)
2 Vanguard FTSE Emerging Markets ETF	194,736	7,959

Peru (0.0%)
Cia de Minas Buenaventura SAA ADR	90,856	920

Philippines (0.1%)
Energy Development Corp.	10,414,500	1,977
Lopez Holdings Corp.	3,440,549	658
		2,635
Poland (0.1%)
PGE Polska Grupa Energetyczna SA	787,654	4,327
Bank Pekao SA	7,379	358
Tauron Polska Energia SA	215,055	250
		4,935
Russia (0.2%)
Sberbank of Russia ADR	1,200,276	5,261
Lukoil OAO ADR	25,798	1,192
* Yandex NV Class A	63,523	963
O'Key Group SA GDR	191,830	707
		8,123
Singapore (0.6%)
DBS Group Holdings Ltd.	1,563,400	23,182
Great Eastern Holdings Ltd.	198,000	3,595
United Overseas Bank Ltd.	47,000	788
GuocoLeisure Ltd.	849,200	568
Singapore Airlines Ltd.	51,800	451
* Haw Par Corp. Ltd.	47,200	296
United Industrial Corp. Ltd.	116,300	290
		29,170

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
South Africa (1.5%)
Naspers Ltd.	357,757	54,877
Standard Bank Group Ltd.	329,407	4,552
FirstRand Ltd.	739,098	3,398
Old Mutual plc	507,627	1,682
MTN Group Ltd.	96,766	1,631
* Telkom SA SOC Ltd.	136,655	891
Anglo American plc Ordinary Shares	46,338	700
Liberty Holdings Ltd.	26,883	372
* Anglo American Platinum Ltd.	7,044	172
* African Bank Investments Ltd.	2,597,627	—
		68,275
South Korea (2.6%)
Samsung Electronics Co. Ltd.	31,846	41,296
Samsung Electronics Co. Ltd. GDR	38,400	24,697
* SK Hynix Inc.	539,404	22,033
SK Holdings Co. Ltd.	46,854	7,169
* LG Display Co. Ltd.	199,021	5,632
Shinhan Financial Group Co. Ltd.	110,400	4,148
Hyundai Motor Co.	21,942	3,323
Lotte Shopping Co. Ltd.	12,125	2,592
Hana Financial Group Inc.	88,648	2,293
LG Uplus Corp.	188,850	1,871
KB Financial Group Inc.	51,285	1,810
S-1 Corp.	17,272	1,305
* KT Corp.	47,994	1,255
Kolon Industries Inc.	21,438	967
Hite Jinro Co. Ltd.	31,550	631
GS Home Shopping Inc.	1,984	397
CJ O Shopping Co. Ltd.	1,865	385
		121,804
Spain (0.5%)
Distribuidora Internacional de Alimentacion SA	1,526,419	11,912
* Banco Santander SA	316,226	2,371
Viscofan SA	34,721	2,122
* Acerinox SA	110,297	1,855
* Mediaset Espana Comunicacion SA	100,840	1,262
* Acciona SA	15,793	1,216
Telefonica SA	38,658	550
* Telefonica SA Rights Exp. 04/13/2015	38,658	6
		21,294
Sweden (1.6%)
Svenska Handelsbanken AB Class A	617,003	27,788
Atlas Copco AB Class B	643,517	19,003
^ Volvo AB Class B	773,375	9,360
Assa Abloy AB Class B	102,882	6,128
^ Electrolux AB Class B	99,320	2,837
Telefonaktiebolaget LM Ericsson Class B	184,490	2,316
Swedish Match AB	51,343	1,510
Nordea Bank AB	108,692	1,324
Modern Times Group MTG AB Class B	34,343	1,052
Millicom International Cellular SA	14,279	1,032
BillerudKorsnas AB	22,507	362
L E Lundbergforetagen AB Class B	6,634	303
Peab AB	37,897	299
Oriflame Cosmetics SA	6,251	83
		73,397
Switzerland (2.6%)
Nestle SA	642,003	48,345
Schindler Holding AG	112,312	18,640
Novartis AG	146,111	14,421
Cie Financiere Richemont SA	174,610	14,030
Geberit AG	23,508	8,797
Roche Holding AG	19,885	5,464

7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
Adecco SA	37,344	3,104
* UBS Group AG	115,888	2,173
Sonova Holding AG	8,697	1,207
Logitech International SA	91,351	1,203
Helvetia Holding AG	939	505
ABB Ltd.	16,870	358
		118,247
Taiwan (2.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,202,258	51,709
Hon Hai Precision Industry Co. Ltd.	9,808,760	28,712
Fubon Financial Holding Co. Ltd.	13,957,279	25,019
United Microelectronics Corp.	19,630,000	9,726
Taiwan Semiconductor Manufacturing Co. Ltd.	1,674,577	7,783
Yungtay Engineering Co. Ltd.	1,438,000	3,334
Delta Electronics Inc.	327,000	2,060
Pegatron Corp.	115,000	310
Chroma ATE Inc.	101,000	251
		128,904
Thailand (0.1%)
Bangkok Bank PCL (Foreign)	465,100	2,650
Thanachart Capital PCL	1,478,700	1,579
Krung Thai Bank PCL (Foreign)	655,500	459
		4,688
Turkey (0.1%)
Turkiye Garanti Bankasi AS	870,360	2,838
Tupras Turkiye Petrol Rafinerileri AS	45,500	1,078
KOC Holding AS	64,271	293
		4,209
United Arab Emirates (0.1%)
* Dragon Oil plc	660,747	5,829

United Kingdom (6.9%)
Prudential plc	2,027,915	50,324
Royal Dutch Shell plc Class A	870,489	25,974
Reckitt Benckiser Group plc	288,676	24,799
Wolseley plc	354,461	20,951
Rolls-Royce Holdings plc	1,258,803	17,754
WPP plc	471,932	10,718
* Coca-Cola HBC AG	543,459	9,776
Hays plc	4,309,788	9,727
Bunzl plc	240,645	6,524
Compass Group plc	325,762	5,655
BP plc	855,234	5,544
Rightmove plc	121,859	5,406
Capita plc	286,102	4,730
ITV plc	1,231,494	4,611
Intertek Group plc	123,602	4,578
Unilever plc	108,348	4,521
Aggreko plc	190,176	4,302
* Lloyds Banking Group plc	3,685,774	4,272
Jupiter Fund Management plc	658,128	3,993
Diageo plc	133,069	3,677
Provident Financial plc	91,446	3,648
3 Merlin Entertainments plc	537,903	3,522
Barclays plc	943,892	3,407
Reed Elsevier plc	197,512	3,397
BAE Systems plc	409,855	3,176
G4S plc	706,372	3,096
Carnival plc	52,734	2,579
3i Group plc	354,329	2,532
TUI AG	139,386	2,445
ICAP plc	297,184	2,318
Royal Dutch Shell plc Class B	73,410	2,287
BP plc ADR	57,926	2,266

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

			Market
			Value
		Shares	($000)
	Experian plc	136,321	2,257
	DCC plc	37,722	2,247
	International Personal Finance plc	312,617	2,217
	Standard Chartered plc	132,218	2,142
*	Betfair Group plc	63,701	2,106
*	Thomas Cook Group plc	954,345	2,055
	Admiral Group plc	90,486	2,049
	Daily Mail & General Trust plc	156,495	2,047
	HomeServe plc	361,380	2,044
	BHP Billiton plc	92,213	2,024
	Rio Tinto plc	45,892	1,893
	Rexam plc	219,505	1,881
	Stagecoach Group plc	347,416	1,797
	Glencore plc	400,804	1,692
	Spectris plc	52,747	1,687
	IG Group Holdings plc	150,969	1,585
	Vodafone Group plc	459,666	1,504
	WH Smith plc	75,263	1,446
	Cable & Wireless Communications plc	1,522,887	1,373
	Tullow Oil plc	312,114	1,308
	Informa plc	155,047	1,294
	Moneysupermarket.com Group plc	316,741	1,262
	Smiths Group plc	76,247	1,261
	Inchcape plc	99,922	1,175
	Tesco plc	298,385	1,065
	Sky plc	65,281	960
	Devro plc	185,816	785
^	Serco Group plc	376,098	763
	Barratt Developments plc	93,789	733
	Amec Foster Wheeler plc	49,921	668
	Berendsen plc	38,445	636
	Smith & Nephew plc	36,575	624
	Michael Page International plc	72,495	559
	Close Brothers Group plc	21,682	500
*	Just Eat plc	76,801	495
	Millennium & Copthorne Hotels plc	54,531	464
	GlaxoSmithKline plc	18,979	437
	Northgate plc	47,476	415
	IMI plc	20,621	389
	National Express Group plc	92,290	387
*	SSP Group plc	87,723	386
	British American Tobacco plc	6,414	332
	GVC Holdings plc	46,142	326
	Centrica plc	73,549	275
	Petrofac Ltd.	18,152	256
	Antofagasta plc	22,918	248
*	Serco Group plc Rights Expire 4/16/2015	376,098	229
*,3	Non-Standard Finance plc	115,857	189
			316,976
United States (46.1%)
Consumer Discretionary (6.1%)
	Royal Caribbean Cruises Ltd.	694,786	56,868
*	Amazon.com Inc.	83,141	30,937
*	CarMax Inc.	336,884	23,248
	McDonald's Corp.	220,153	21,452
	Harley-Davidson Inc.	349,167	21,208
	Dillard's Inc. Class A	147,573	20,145
	Omnicom Group Inc.	177,942	13,876
	Cablevision Systems Corp. Class A	720,541	13,186
*	Murphy USA Inc.	180,820	13,086
	Time Warner Inc.	142,703	12,050
*	TripAdvisor Inc.	137,243	11,415
^,*	Tesla Motors Inc.	54,373	10,264

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

			Market
			Value
		Shares	($000)
	Cooper Tire & Rubber Co.	151,629	6,496
*	News Corp. Class A	221,590	3,548
	Cracker Barrel Old Country Store Inc.	22,221	3,381
*	Skechers U.S.A. Inc. Class A	37,795	2,718
	Big Lots Inc.	48,505	2,330
	AMC Entertainment Holdings Inc.	61,657	2,188
	Bloomin' Brands Inc.	88,009	2,141
	Texas Roadhouse Inc. Class A	46,415	1,691
*	TravelCenters of America LLC	76,819	1,340
	Sonic Corp.	41,369	1,311
*	American Axle & Manufacturing Holdings Inc.	28,920	747
*	Denny's Corp.	38,048	434
	Ruth's Hospitality Group Inc.	23,318	370
*	Unifi Inc.	10,209	368
*	Citi Trends Inc.	13,254	358
	New Media Investment Group Inc.	14,542	348
	Cato Corp. Class A	8,745	346
	Speedway Motorsports Inc.	14,086	320
	Rocky Brands Inc.	14,203	307
*	Deckers Outdoor Corp.	4,139	302
*	Nautilus Inc.	19,738	301
*	Build-A-Bear Workshop Inc.	2,100	41
	Ethan Allen Interiors Inc.	200	6
*	Sun-Times Media Group Inc. Class A	130,959	—
			279,127
Consumer Staples (3.4%)
	Colgate-Palmolive Co.	538,728	37,355
	Procter & Gamble Co.	279,073	22,867
	Coca-Cola Co.	466,214	18,905
	Archer-Daniels-Midland Co.	314,485	14,907
	Kroger Co.	174,577	13,383
^	Pilgrim's Pride Corp.	577,852	13,054
	Estee Lauder Cos. Inc. Class A	89,597	7,451
	Costco Wholesale Corp.	46,950	7,113
	Bunge Ltd.	84,146	6,930
	Dr Pepper Snapple Group Inc.	57,634	4,523
	Cal-Maine Foods Inc.	109,170	4,264
	Sanderson Farms Inc.	43,996	3,504
*	Omega Protein Corp.	52,359	717
	Casey's General Stores Inc.	7,882	710
*	Medifast Inc.	16,191	485
	Ingles Markets Inc. Class A	2,100	104
			156,272
Energy (2.9%)
	EOG Resources Inc.	213,558	19,581
	Valero Energy Corp.	269,679	17,157
	PBF Energy Inc. Class A	472,937	16,042
	Tesoro Corp.	153,519	14,015
	Delek US Holdings Inc.	323,169	12,846
^,*	Ultra Petroleum Corp.	722,895	11,299
	Superior Energy Services Inc.	368,011	8,221
	Marathon Petroleum Corp.	58,666	6,007
	World Fuel Services Corp.	91,682	5,270
	Western Refining Inc.	101,016	4,989
	National Oilwell Varco Inc.	75,643	3,781
	Green Plains Inc.	97,410	2,781
	Alon USA Energy Inc.	121,759	2,018
	HollyFrontier Corp.	44,028	1,773
	Atwood Oceanics Inc.	55,615	1,563
	Noble Corp. plc	99,516	1,421
*	SEACOR Holdings Inc.	19,329	1,347
*	REX American Resources Corp.	20,076	1,221
*	Cloud Peak Energy Inc.	163,071	949
*	Pioneer Energy Services Corp.	158,611	860

10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

			Market
			Value
		Shares	($000)
	Oceaneering International Inc.	15,734	848
*	Renewable Energy Group Inc.	61,950	571
*	Newpark Resources Inc.	24,541	224
*	Pacific Ethanol Inc.	10,977	118
			134,902
Financials (10.3%)
	Wells Fargo & Co.	908,097	49,401
*	Berkshire Hathaway Inc. Class B	263,927	38,090
	Travelers Cos. Inc.	302,247	32,682
*	Markel Corp.	39,897	30,679
	TD Ameritrade Holding Corp.	806,950	30,067
	M&T Bank Corp.	235,106	29,858
	First Republic Bank	432,147	24,671
	Voya Financial Inc.	563,534	24,294
	Moody's Corp.	224,321	23,285
	US Bancorp	454,526	19,849
	American Express Co.	221,428	17,298
	Chubb Corp.	159,385	16,114
*	Alleghany Corp.	29,346	14,292
	Franklin Resources Inc.	266,932	13,699
	Loews Corp.	335,196	13,686
	Aflac Inc.	205,624	13,162
*	Howard Hughes Corp.	53,000	8,216
	Financial Engines Inc.	190,870	7,984
	CYS Investments Inc.	837,289	7,460
	Leucadia National Corp.	332,500	7,411
*	PHH Corp.	264,222	6,386
	JPMorgan Chase & Co.	79,627	4,824
	American Equity Investment Life Holding Co.	150,411	4,381
	Aspen Insurance Holdings Ltd.	92,159	4,353
	Bank of New York Mellon Corp.	107,932	4,343
*	St. Joe Co.	228,165	4,235
	Goldman Sachs Group Inc.	20,190	3,795
	RenaissanceRe Holdings Ltd.	35,153	3,506
*	Piper Jaffray Cos.	51,456	2,699
	Endurance Specialty Holdings Ltd.	40,827	2,496
	Solar Capital Ltd.	91,845	1,859
	United Community Banks Inc.	54,899	1,037
	Everest Re Group Ltd.	5,235	911
	Fidelity & Guaranty Life	40,198	852
*	INTL. FCStone Inc.	27,066	805
	Apollo Residential Mortgage Inc.	43,347	691
*	Investment Technology Group Inc.	21,612	655
	NASDAQ OMX Group Inc.	11,622	592
*	MBIA Inc.	40,911	380
	Gain Capital Holdings Inc.	34,802	340
	Employers Holdings Inc.	12,406	335
	RE/MAX Holdings Inc.	9,987	332
	AG Mortgage Investment Trust Inc.	16,578	312
*	Ambac Financial Group Inc.	12,212	296
	Calamos Asset Management Inc. Class A	17,710	238
			472,851
Health Care (6.8%)
	Anthem Inc.	315,129	48,659
*	United Therapeutics Corp.	178,550	30,788
*	Waters Corp.	211,095	26,243
	Johnson & Johnson	247,669	24,916
*	Centene Corp.	301,056	21,282
^,*	Myriad Genetics Inc.	447,318	15,835
*	Charles River Laboratories International Inc.	194,580	15,428
*	Health Net Inc.	248,673	15,042
	Baxter International Inc.	182,778	12,520
*	PAREXEL International Corp.	180,355	12,443
	Pfizer Inc.	353,236	12,289

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

		Market
		Value
	Shares	($000)
PDL BioPharma Inc.	1,188,769	8,363
Abbott Laboratories	171,360	7,939
* Seattle Genetics Inc.	215,000	7,600
* Varian Medical Systems Inc.	52,644	4,953
* Magellan Health Inc.	68,379	4,843
Aetna Inc.	43,109	4,593
* Intuitive Surgical Inc.	8,519	4,302
HealthSouth Corp.	90,359	4,008
* Depomed Inc.	131,723	2,952
* Quintiles Transnational Holdings Inc.	43,023	2,881
ResMed Inc.	40,084	2,877
* Halyard Health Inc.	54,817	2,697
* LifePoint Hospitals Inc.	36,300	2,666
Cigna Corp.	18,312	2,370
* Premier Inc. Class A	61,256	2,302
* Emergent Biosolutions Inc.	73,935	2,127
* Molina Healthcare Inc.	30,330	2,041
Omnicare Inc.	24,113	1,858
* Cambrex Corp.	32,835	1,301
* Affymetrix Inc.	91,726	1,152
* Repligen Corp.	31,894	968
* Sagent Pharmaceuticals Inc.	34,545	803
* Luminex Corp.	37,026	593
* Triple-S Management Corp. Class B	28,538	567
* Bio-Rad Laboratories Inc. Class A	3,781	511
* Addus HomeCare Corp.	18,449	425
* Hyperion Therapeutics Inc.	8,015	368
* Cynosure Inc. Class A	11,937	366
* Merit Medical Systems Inc.	18,475	356
Select Medical Holdings Corp.	20,193	300
* Infinity Pharmaceuticals Inc.	20,461	286
* Healthways Inc.	13,962	275
* Five Star Quality Care Inc.	40,229	179
* Alliance HealthCare Services Inc.	6,889	153
* Symmetry Surgical Inc.	8,121	60
		315,480
Industrials (4.2%)
Alaska Air Group Inc.	404,305	26,757
* JetBlue Airways Corp.	1,279,051	24,622
Northrop Grumman Corp.	138,105	22,229
Southwest Airlines Co.	367,944	16,300
Lincoln Electric Holdings Inc.	213,507	13,961
CH Robinson Worldwide Inc.	177,445	12,993
3M Co.	72,479	11,955
Emerson Electric Co.	206,337	11,683
* NOW Inc.	464,208	10,045
* Hawaiian Holdings Inc.	397,071	8,746
* Clean Harbors Inc.	138,364	7,856
MSC Industrial Direct Co. Inc. Class A	72,714	5,250
Expeditors International of Washington Inc.	57,600	2,775
Towers Watson & Co. Class A	17,441	2,305
Werner Enterprises Inc.	70,677	2,220
Insperity Inc.	42,416	2,218
Aircastle Ltd.	60,395	1,356
Argan Inc.	34,880	1,262
* ACCO Brands Corp.	95,315	792
* RPX Corp.	53,302	767
AAR Corp.	23,533	722
SkyWest Inc.	42,694	624
* American Woodmark Corp.	10,504	575
Huntington Ingalls Industries Inc.	4,015	563
* Vectrus Inc.	20,431	521
Kimball International Inc. Class B	48,535	509
Douglas Dynamics Inc.	17,198	393

12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

			Market
			Value
		Shares	($000)
*	CRA International Inc.	12,066	376
*	MYR Group Inc.	11,954	375
*	Engility Holdings Inc.	12,114	364
*	Ducommun Inc.	12,486	323
*	CBIZ Inc.	33,815	316
	Quad/Graphics Inc.	13,326	306
*	Blount International Inc.	22,078	284
*	Republic Airways Holdings Inc.	900	12
			192,355
Information Technology (10.5%)
*	eBay Inc.	543,763	31,364
*	Google Inc. Class C	52,624	28,838
	Computer Sciences Corp.	421,523	27,517
	FLIR Systems Inc.	794,163	24,841
	Oracle Corp.	483,642	20,869
	Visa Inc. Class A	279,016	18,250
	MasterCard Inc. Class A	209,303	18,082
	Jabil Circuit Inc.	733,873	17,158
	Xilinx Inc.	386,146	16,334
	Linear Technology Corp.	345,022	16,147
	Analog Devices Inc.	232,276	14,633
	Dolby Laboratories Inc. Class A	369,004	14,081
	Intel Corp.	450,180	14,077
	Teradyne Inc.	719,162	13,556
	QUALCOMM Inc.	192,100	13,320
	Xerox Corp.	925,062	11,887
	Lexmark International Inc. Class A	244,383	10,347
	Texas Instruments Inc.	178,637	10,215
*	Facebook Inc. Class A	115,008	9,455
	Microsoft Corp.	215,381	8,756
	DST Systems Inc.	70,903	7,850
	Convergys Corp.	318,184	7,277
	Booz Allen Hamilton Holding Corp. Class A	245,453	7,103
*	Zillow Group Inc. Class A	67,906	6,811
	Broadridge Financial Solutions Inc.	123,661	6,803
*	OmniVision Technologies Inc.	245,429	6,472
*	Amkor Technology Inc.	719,237	6,354
	MAXIMUS Inc.	92,520	6,177
	Science Applications International Corp.	120,233	6,174
*	Google Inc. Class A	10,449	5,796
	Vishay Intertechnology Inc.	413,978	5,721
*	Twitter Inc.	104,690	5,243
*	Tech Data Corp.	82,081	4,742
	Altera Corp.	109,390	4,694
*	Cirrus Logic Inc.	139,147	4,628
	Paychex Inc.	74,820	3,712
	Amdocs Ltd.	60,707	3,303
*	Kulicke & Soffa Industries Inc.	207,401	3,242
*	Euronet Worldwide Inc.	54,964	3,229
	ManTech International Corp. Class A	80,486	2,732
*	Benchmark Electronics Inc.	107,978	2,595
	Tessera Technologies Inc.	62,926	2,535
	Accenture plc Class A	25,135	2,355
	CSG Systems International Inc.	72,359	2,199
	Automatic Data Processing Inc.	24,933	2,135
*	Flextronics International Ltd.	165,403	2,097
*	Keysight Technologies Inc.	53,912	2,003
*	Sanmina Corp.	75,171	1,818
*	Sykes Enterprises Inc.	54,007	1,342
	Jack Henry & Associates Inc.	17,625	1,232
^,*	NeuStar Inc. Class A	50,022	1,232
*	Insight Enterprises Inc.	43,008	1,227
*	Aspen Technology Inc.	30,084	1,158
*	Progress Software Corp.	41,832	1,137

13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

					Market
					Value
				Shares	($000)
*	Manhattan Associates Inc.			21,835	1,105
*	EnerNOC Inc.			83,187	948
*	Net 1 UEPS Technologies Inc.			60,242	824
*	Dice Holdings Inc.			90,578	808
*	Genpact Ltd.			28,528	663
*	ePlus Inc.			6,096	530
*	Kimball Electronics Inc.			36,401	515
*	ExlService Holdings Inc.			13,715	510
*	Photronics Inc.			54,881	467
*	Constant Contact Inc.			11,279	431
*	United Online Inc.			25,472	406
*	Rogers Corp.			4,163	342
	Pericom Semiconductor Corp.			21,426	331
*	EchoStar Corp. Class A			6,171	319
*	Global Cash Access Holdings Inc.			41,082	313
	TeleTech Holdings Inc.			12,295	313
*	Fairchild Semiconductor International Inc. Class A			17,203	313
	EarthLink Holdings Corp.			68,432	304
	Leidos Holdings Inc.			7,094	298
*	Autobytel Inc.			9,100	134
					482,729
Materials (1.9%)
	Praxair Inc.			264,600	31,948
	Martin Marietta Materials Inc.			145,451	20,334
	Monsanto Co.			123,899	13,944
	Sigma-Aldrich Corp.			46,897	6,484
	Bemis Co. Inc.			131,302	6,081
	Sonoco Products Co.			58,998	2,682
	Avery Dennison Corp.			33,952	1,796
	Neenah Paper Inc.			26,926	1,684
	Greif Inc. Class A			22,986	903
*	Mercer International Inc.			57,584	884
*	Clearwater Paper Corp.			13,406	875
*	Boise Cascade Co.			20,805	779
*	Chemtura Corp.			12,821	350
*	US Concrete Inc.			9,355	317
	Schnitzer Steel Industries Inc.			12,734	202
					89,263
Telecommunication Services (0.0%)
	IDT Corp. Class B			13,786	245
	Inteliquent Inc.			11,193	176
					421
					2,123,400
Total Common Stocks (Cost $3,724,470)					4,449,571

		Coupon
Temporary Cash Investments (4.9%)[1]
Money Market Fund (4.7%)
4,5	Vanguard Market Liquidity Fund	0.128%		217,896,336	217,896

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount Notes	0.130%	4/27/15	3,100	3,100
7,8	Federal Home Loan Bank Discount Notes	0.100%	4/24/15	300	300
7,8	Federal Home Loan Bank Discount Notes	0.063%	4/29/15	2,000	2,000

14

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	Federal Home Loan Bank Discount Notes	0.060%	5/8/15	500	500
8	Federal Home Loan Bank Discount Notes	0.070%	5/15/15	1,000	1,000
6	Freddie Mac Discount Notes	0.131%	6/8/15	600	600
					7,500
Total Temporary Cash Investments (Cost $225,396)					225,396
Total Investments (101.4%) (Cost $3,949,866)					4,674,967
Other Assets and Liabilities—Net (-1.4%)					(65,886)
Net Assets (100%)					4,609,081

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $50,709,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 3.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate value of these securities was $3,711,000, representing 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $55,181,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $4,500,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

15

© 2015 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1292 052015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 21, 2015
VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.